UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2023
MFS®  Commodity
Strategy Fund
CMS-ANN

MFS® Commodity
Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure reflecting equivalent exposure of derivative positions (i)
Fixed income sectors (i)
U.S. Treasury Securities	40.7%
Investment Grade Corporates	33.5%
Collateralized Debt Obligations	7.9%
Commercial Mortgage-Backed Securities	4.5%
Asset-Backed Securities	4.0%
Emerging Markets Bonds	1.0%
High Yield Corporates	0.8%
Municipal Bonds	0.6%
Mortgage-Backed Securities	0.5%
Non-U.S. Government Bonds	0.3%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	7.1%
AA	7.6%
A	14.4%
BBB	22.7%
BB	0.8%
U.S. Government	26.2%
Federal Agencies	0.5%
Not Rated	14.5%
Non-Fixed Income	100.8%
Cash & Cash Equivalents	20.8%
Other	(115.4)%
1

Portfolio Composition - continued
Commodity exposure (c)(i)
Gold	15.5%
Brent Crude	9.4%
WTI Crude Oil	8.9%
Natural Gas	8.4%
Soybeans	5.4%
Coffee	4.6%
Silver	4.6%
Corn	4.3%
Soybean Meal	4.3%
Aluminum	4.2%
Live Cattle	4.1%
Copper (COMEX)	3.9%
Sugar	3.9%
Unleaded Gasoline	3.1%
Gas Oil	2.9%
Soybean Oil	2.7%
Zinc	2.5%
Cocoa	1.7%
Lean Hogs	1.6%
Cotton	1.5%
Heating Oil	1.3%
Platinum	1.3%
Wheat	1.1%
Lead	0.9%
Nickel	0.6%
Kansas Wheat	(0.3)%
Feeder Cattle	(1.6)%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Non-Fixed Income includes equity securities (including convertible bonds and equity
2

Portfolio Composition - continued
derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(c)	MFS expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Consolidated Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2023.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended October 31, 2023, Class A shares of the MFS Commodity Strategy Fund (fund) provided a total return of -3.10%, at net asset value. This compares with a return of -2.97% for the fund’s benchmark, the Bloomberg Commodity Index.
The fund’s investment adviser expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Commodities markets, as measured by the Bloomberg Commodity Index, declined nearly 3% during the period as global economic growth slowed and European energy markets reoriented after being disrupted early in the period by Russia’s halting of gas sales to Europe.
4

Management Review - continued
Factors Affecting Performance
Over the reporting period, the fund slightly lagged the Bloomberg Commodity Index, primarily due to the fixed income segment underperforming the funding cost of the commodity swaps. An underweight allocation to both livestock commodities and precious metals also detracted from relative performance.
Conversely, the fund’s out-of-benchmark exposure to the commodity swaps curve contributed to relative performance. The fund’s overweight exposure to soft commodities, particularly sugar, also supported relative results.
Respectfully,
Portfolio Manager(s)
Philipp Burgener, Alexander Mackey, Benjamin Nastou, and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 10/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 10/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/02/2010	(3.10)%	6.50%	(0.50)%	N/A
B	8/15/2018	(4.08)%	5.67%	N/A	5.19%
C	8/15/2018	(3.72)%	5.71%	N/A	5.22%
I	6/02/2010	(2.79)%	6.81%	(0.24)%	N/A
R1	8/15/2018	(3.87)%	5.72%	N/A	5.23%
R2	8/15/2018	(3.44)%	6.21%	N/A	5.74%
R3	8/15/2018	(3.16)%	6.48%	N/A	6.00%
R4	8/15/2018	(2.84)%	6.77%	N/A	6.27%
R6	9/04/2012	(2.94)%	6.83%	(0.23)%	N/A
Comparative benchmark(s)

Bloomberg Commodity Index (f)	(2.97)%	6.65%	(0.57)%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(8.67)%	5.25%	(1.09)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(7.11)%	5.47%	N/A	5.09%
C With CDSC (1% for 12 months) (v)	(4.48)%	5.71%	N/A	5.22%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Commodity Index(a) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.
7

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2023 through October 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Expenses Paid During Period (p) 5/01/23-10/31/23
A	Actual	1.13%	$1,000.00	$1,019.61	$5.75
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
B	Actual	1.88%	$1,000.00	$1,014.05	$9.54
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
C	Actual	1.88%	$1,000.00	$1,017.00	$9.56
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
I	Actual	0.88%	$1,000.00	$1,022.28	$4.49
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R1	Actual	1.88%	$1,000.00	$1,016.81	$9.56
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
R2	Actual	1.38%	$1,000.00	$1,019.66	$7.03
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
R3	Actual	1.13%	$1,000.00	$1,019.55	$5.75
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R4	Actual	0.88%	$1,000.00	$1,022.35	$4.49
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R6	Actual	0.81%	$1,000.00	$1,022.35	$4.13
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Consolidated Portfolio of Investments
10/31/23
The Consolidated Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 78.7%
Aerospace & Defense – 0.9%
Boeing Co., 1.433%, 2/04/2024	$3,511,000	$3,466,478
Boeing Co., 2.196%, 2/04/2026	2,850,000	2,618,669
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	1,273,000	1,232,050
		$7,317,197
Asset-Backed & Securitized – 16.3%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.02%, 11/15/2054 (i)	$19,795,166	$968,063
ACREC 2021-FL1 Ltd., “AS”, FLR, 6.949% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	1,812,000	1,759,563
ACREC 2021-FL1 Ltd., “B”, FLR, 7.249% ((SOFR - 1mo. + 0.11448%) + 1.8%), 10/16/2036 (n)	1,406,000	1,356,533
ACREC 2021-FL1 Ltd., “C”, FLR, 7.599% ((SOFR - 1mo. + 0.11448%) + 2.15%), 10/16/2036 (n)	1,129,000	1,079,558
ACRES 2021-FL2 Issuer Ltd., “B”, FLR, 7.699% ((SOFR - 1mo. + 0.11448%) + 2.25%), 1/15/2037 (n)	1,527,500	1,483,518
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 7.273% ((SOFR - 3mo. + 0.26161%) + 1.6%), 10/21/2028 (n)	252,269	251,134
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	369,829	365,674
AmeriCredit Automobile Receivables Trust, 2022-2, “A2A”, 4.2%, 12/18/2025	570,382	567,635
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.948% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	375,500	364,561
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 7.449% ((SOFR - 1mo. + 0.11448%) + 2%), 12/15/2035 (n)	153,500	148,767
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 7.049% ((SOFR - 1mo. + 0.11448%) + 1.6%), 8/15/2034 (n)	571,500	548,209
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 7.299% ((SOFR - 1mo. + 0.11448%) + 1.85%), 8/15/2034 (n)	332,000	314,820
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 7.149% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	1,684,000	1,652,300
Arbor Realty Trust, Inc., CLO, 2021-FL4, “B”, FLR, 7.448% ((SOFR - 1mo. + 0.11448%) + 2%), 11/15/2036 (n)	1,684,000	1,640,230
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 7.749% ((SOFR - 1mo. + 0.11448%) + 2.3%), 11/15/2036 (n)	1,014,000	973,555
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 7.62% (SOFR - 30 day + 2.3%), 1/15/2037 (n)	2,695,500	2,574,556
AREIT 2019-CRE3 Trust, “AS”, FLR, 6.748% ((SOFR - 1mo. + 0.11448%) + 1.3%), 9/14/2036 (n)	486,917	481,775
11

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
AREIT 2019-CRE3 Trust, “B”, FLR, 6.999% ((SOFR - 1mo. + 0.11448%) + 1.55%), 9/14/2036 (n)	$303,000	$292,017
AREIT 2019-CRE3 Trust, “C”, FLR, 7.348% (SOFR - 1mo. + 2.014%), 9/14/2036 (n)	250,500	237,604
AREIT 2022-CRE6 Trust, “C”, FLR, 7.471% (SOFR - 30 day + 2.15%), 1/20/2037 (n)	894,000	860,208
AREIT 2022-CRE6 Trust, “D”, FLR, 8.171% (SOFR - 30 day + 2.85%), 1/20/2037 (n)	795,500	747,939
AREIT 2022-CRE7 LLC, “B”, FLR, 8.579% (SOFR - 1mo. + 3.244%), 6/17/2039 (n)	2,563,500	2,539,188
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	520,918	520,982
Balboa Bay Loan Funding Ltd., 2020-1A, “BR”, FLR, 7.323% ((SOFR - 3mo. + 0.26161%) + 1.65%), 1/20/2032 (n)	1,606,204	1,569,629
Balboa Bay Loan Funding Ltd., 2020-1A, “CR”, FLR, 7.774% ((SOFR - 3mo. + 0.26161%) + 2.1%), 1/20/2032 (n)	870,027	848,320
Ballyrock CLO 2018-1A Ltd., “A2”, FLR, 7.277% ((SOFR - 3mo. + 0.26161%) + 1.6%), 4/20/2031 (n)	1,368,365	1,344,419
Ballyrock CLO 2018-1A Ltd., “B”, FLR, 7.577% ((SOFR - 3mo. + 0.26161%) + 1.9%), 4/20/2031 (n)	579,877	565,308
BBCMS Mortgage Trust, 2018-C2, “XA”, 0.753%, 12/15/2051 (i)(n)	19,207,239	561,606
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.287%, 7/15/2054 (i)	7,318,587	450,530
BBCMS Mortgage Trust, 2021-C11, “XA”, 1.376%, 9/15/2054 (i)	7,441,693	517,178
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.612%, 2/15/2054 (i)	11,289,196	911,706
BDS 2021-FL10 Ltd., “B”, FLR, 7.399% ((SOFR - 1mo. + 0.11448%) + 1.95%), 12/16/2036 (n)	793,500	767,076
BDS 2021-FL10 Ltd., “C”, FLR, 7.749% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/16/2036 (n)	577,000	553,002
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.267%, 2/15/2054 (i)	12,522,933	754,495
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.262%, 7/15/2054 (i)	14,479,190	932,839
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.275%, 8/15/2054 (i)	10,198,947	664,489
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.034%, 9/15/2054 (i)	14,810,002	739,757
BSPRT 2021-FL6 Issuer Ltd., “C”, FLR, 7.499% ((SOFR - 1mo. + 0.11448%) + 2.05%), 3/15/2036 (n)	485,000	462,405
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 7.499% ((SOFR - 1mo. + 0.11448%) + 2.05%), 12/15/2038 (n)	339,000	331,478
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 7.748% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)	408,500	397,750
BSPRT 2022-FL8 Issuer Ltd., “A”, FLR, 6.82% (SOFR - 30 day + 1.5%), 2/15/2037 (n)	3,217,000	3,177,898
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 7.37% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	445,500	430,367
BSPRT 2022-FL8 Issuer Ltd., “C”, FLR, 7.62% (SOFR - 30 day + 2.3%), 2/15/2037 (n)	719,500	688,057
12

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	$124,046	$116,966
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	248,427	226,450
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	57,597	51,320
BXMT 2020-FL2 Ltd., “B”, FLR, 6.85% ((SOFR - 1mo. + 0.11448%) + 1.4%), 2/15/2038 (n)	1,492,000	1,305,134
BXMT 2020-FL2 Ltd., “A”, FLR, 6.349% ((SOFR - 1mo. + 0.11448%) + 0.9%), 2/15/2038 (n)	1,579,709	1,514,962
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.749% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	2,601,000	2,420,108
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	562,035	532,399
CD 2017-CD4 Mortgage Trust, “XA”, 1.378%, 5/10/2050 (i)	9,444,898	301,441
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	358,250	324,921
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	113,394	100,097
Chesapeake Funding II LLC (CF II) 2023-2A, “A1”, 6.16%, 10/15/2035 (n)	1,175,967	1,173,510
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	1,147,652	1,139,016
CNH Equipment Trust 2023-A, “A2”, 5.34%, 9/15/2026	824,473	820,036
Commercial Equipment Finance 2021-A, LLC, “A”, 2.05%, 2/16/2027 (n)	349,219	339,832
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “XA”, 0.636%, 11/15/2062 (i)	8,995,251	278,374
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.317%, 2/15/2054 (i)	10,967,408	735,475
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.774%, 4/15/2054 (i)	10,530,610	402,939
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.974%, 6/15/2063 (i)	11,381,059	564,688
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.041%, 6/15/2064 (i)	6,101,359	326,657
Credit Acceptance Auto Loan Trust, 2021-2A, “A”, 0.96%, 2/15/2030 (n)	121,959	120,726
Credit Acceptance Auto Loan Trust, 2021-2A, “B”, 1.26%, 4/15/2030 (n)	250,000	243,350
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	312,000	297,991
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	250,000	234,910
Credit Acceptance Auto Loan Trust, 2021-4, “A”, 1.26%, 10/15/2030 (n)	318,000	309,523
Credit Acceptance Auto Loan Trust, 2021-4, “B”, 1.74%, 12/16/2030 (n)	584,000	549,330
Credit Acceptance Auto Loan Trust, 2023-3A, “B”, 7.09%, 10/17/2033 (n)	1,292,000	1,275,408
13

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Cutwater 2015-1A Ltd., “AR”, FLR, 6.875% ((SOFR - 3mo. + 0.26161%) + 1.22%), 1/15/2029 (n)	$322,438	$322,167
Dell Equipment Finance Trust, 2023-1, “A2”, 5.65%, 9/22/2028 (n)	2,617,000	2,607,562
Dryden Senior Loan Fund, 2017-49A, “BR”, CLO, FLR, 7.256% ((SOFR - 3mo. + 0.26161%) + 1.6%), 7/18/2030 (n)	1,945,990	1,907,549
DT Auto Owner Trust, 2023-2A, “A”, 5.88%, 4/15/2027 (n)	1,434,116	1,430,321
Enterprise Fleet Financing 2023-1 LLC, “A2”, 5.51%, 1/22/2029 (n)	1,340,173	1,327,776
Enterprise Fleet Financing 2023-2 LLC, “A2”, 5.56%, 4/22/2030 (n)	1,135,000	1,125,092
Enterprise Fleet Financing 2023-2 LLC, “A3”, 5.5%, 4/22/2030 (n)	689,000	676,050
Fortress CBO Investments Ltd., 2022-FL3, “A”, FLR, 7.17% (SOFR - 30 day + 1.85%), 2/23/2039 (n)	1,917,000	1,865,028
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 7.57% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	1,785,500	1,730,567
GLS Auto Receivables Trust, 2021-3A, “B”, 0.78%, 11/17/2025 (n)	200,177	199,321
GreatAmerica Leasing Receivables Funding LLC, 2023-1, “A2”, 5.35%, 2/16/2026 (n)	782,000	775,868
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.156%, 5/10/2050 (i)	10,481,538	298,761
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.226%, 8/10/2050 (i)	10,792,455	327,895
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.127%, 5/12/2053 (i)	8,632,804	475,996
Jamestown CLO Ltd., 2020-15A, “C”, FLR, 8.105% ((SOFR - 3mo. + 0.26161%) + 2.45%), 4/15/2033 (n)	3,069,116	2,977,687
JPMorgan Chase Commercial Mortgage Securities Corp., 0.985%, 9/15/2050 (i)	11,518,222	292,807
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	565,588	559,959
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 7.199% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	1,752,500	1,718,105
LoanCore 2021-CRE5 Ltd., “B”, FLR, 7.449% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	741,000	713,335
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 7.158% ((SOFR - 3mo. + 0.26161%) + 1.5%), 4/19/2030 (n)	2,174,539	2,152,922
MF1 2020-FL4 Ltd., “B”, FLR, 8.199% ((SOFR - 1mo. + 0.11448%) + 2.75%), 11/15/2035 (n)	2,437,000	2,412,091
MF1 2021-FL6 Ltd., “B”, FLR, 7.099% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)	3,089,144	2,966,025
MF1 2022-FL8 Ltd., “C”, FLR, 7.534% (SOFR - 30 day + 2.2%), 2/19/2037 (n)	941,914	902,509
MF1 2022-FL9 Ltd., “B”, FLR, 8.483% (SOFR - 1mo. + 3.15%), 6/19/2037 (n)	2,988,000	2,954,373
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.248%, 5/15/2050 (i)	8,988,239	276,760
14

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.321%, 6/15/2050 (i)	$4,033,562	$117,259
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.822%, 12/15/2051 (i)	14,851,046	487,590
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.291%, 5/15/2054 (i)	9,469,688	576,166
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.211%, 6/15/2054 (i)	8,668,818	478,288
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 6.571% (SOFR - 30 day + 1.25%), 5/25/2027 (n)	2,109,000	2,111,398
NextGear Floorplan Master Owner Trust, 2022-1A, “A1”, FLR, 6.37% (SOFR - 30 day + 1.05%), 3/15/2027 (n)	1,387,000	1,388,471
NextGear Floorplan Master Owner Trust, 2023-1A, “A1”, FLR, 6.42% (SOFR - 1mo. + 1.1%), 3/15/2028 (n)	956,000	958,764
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 7.423% ((SOFR - 3mo. + 0.26161%) + 1.75%), 4/22/2030 (n)	1,427,638	1,399,702
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 8.024% ((SOFR - 3mo. + 0.26161%) + 2.35%), 4/22/2030 (n)	1,427,638	1,380,610
OCP CLO 2015-10A Ltd., “BR2”, FLR, 7.291% ((SOFR - 3mo. + 0.26161%) + 1.65%), 1/26/2034 (n)	2,250,000	2,211,010
OneMain Financial Issuance Trust (OMFIT) 2023-2A, “B”, 6.17%, 9/15/2036 (n)	969,000	944,607
OneMain Financial Issuance Trust (OMFIT) 2023-2A, “C”, 6.74%, 9/15/2036 (n)	2,280,000	2,221,505
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	49,375	49,321
OneMain Financial Issuance Trust, 2020-2A, “A”, 1.75%, 9/14/2035 (n)	1,819,000	1,628,387
OneMain Financial Issuance Trust, 2022-S1, “A”, 4.13%, 5/14/2035 (n)	1,170,000	1,114,326
OSD CLO, 2023-27, Ltd., “B”, FLR, 7.794% (SOFR - 3mo. + 2.4%), 4/16/2035 (n)	1,609,161	1,602,423
Palmer Square Loan Funding 2023-1A Ltd., “A2”, FLR, 7.755% (SOFR - 3mo. + 2.5%), 7/20/2031 (n)	2,888,785	2,881,205
PFP III 2021-7 Ltd., “B”, FLR, 6.848% ((SOFR - 1mo. + 0.11448%) + 1.4%), 4/14/2038 (n)	604,470	587,499
PFP III 2021-7 Ltd., “C”, FLR, 7.098% ((SOFR - 1mo. + 0.11448%) + 1.65%), 4/14/2038 (n)	191,490	185,156
PFP III 2021-8 Ltd., “B”, FLR, 6.949% ((SOFR - 1mo. + 0.11448%) + 1.5%), 8/09/2037 (n)	617,500	593,461
Progress Residential 2021-SFR1 Trust, “B”, 1.303%, 4/17/2038 (n)	248,000	218,885
Progress Residential 2021-SFR1 Trust, “C”, 1.555%, 4/17/2038 (n)	186,000	164,427
15

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Shackleton 2013-4RA CLO Ltd., “B”, FLR, 7.555% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	$722,762	$692,548
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 7.598% ((SOFR - 1mo. + 0.11448%) + 2.15%), 9/15/2036 (n)	2,649,500	2,507,882
Southwick Park CLO, Ltd., 2019-4A, “B1R”, FLR, 7.177% ((SOFR - 3mo. + 0.26161%) + 1.5%), 7/20/2032 (n)	645,000	633,231
Southwick Park CLO, Ltd., 2019-4A, “B2R”, 2.46%, 7/20/2032 (n)	1,123,000	934,765
Southwick Park CLO, Ltd., 2019-4A, “CR”, FLR, 7.627% ((SOFR - 3mo. + 0.26161%) + 1.95%), 7/20/2032 (n)	1,528,000	1,496,867
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 7.249% ((SOFR - 1mo. + 0.11448%) + 1.8%), 4/18/2038 (n)	2,295,000	2,129,824
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 6.85% ((SOFR - 1mo. + 0.11448%) + 1.4%), 3/15/2038 (n)	1,305,000	1,268,807
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 7.3% ((SOFR - 1mo. + 0.11448%) + 1.85%), 3/15/2038 (n)	2,749,000	2,653,038
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.012%, 11/15/2050 (i)	6,057,088	178,347
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.881%, 12/15/2051 (i)	6,512,600	223,277
Wells Fargo Commercial Mortgage Trust, 2021-C61, “XA”, 1.361%, 11/15/2054 (i)	6,093,341	405,249
Westlake Automobile Receivables Trust, 2023-1A, “A2B”, FLR, 6.17% (SOFR - 1mo. + 0.85%), 6/15/2026 (n)	480,374	480,510
World Omni Auto Receivables Trust, 3.67%, 6/15/2027	678,000	661,964
World Omni Select Auto Trust 2023-A, “A2B”, FLR, 6.17% (SOFR - 1mo. + 0.85%), 3/15/2027	1,598,530	1,599,010
		$126,264,566
Automotive – 1.6%
Daimler Trucks Finance North America LLC, 1.625%, 12/13/2024 (n)	$2,671,000	$2,545,964
Daimler Trucks Finance North America LLC, 5.2%, 1/17/2025 (n)	457,000	452,958
Hyundai Capital America, 0.8%, 1/08/2024 (n)	249,000	246,521
Hyundai Capital America, 5.875%, 4/07/2025 (n)	2,077,000	2,069,352
LKQ Corp., 5.75%, 6/15/2028	1,711,000	1,658,127
Stellantis Finance US, Inc., 1.711%, 1/29/2027 (n)	1,276,000	1,108,174
Volkswagen Group of America Finance LLC, 2.85%, 9/26/2024 (n)	878,000	852,300
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	2,014,000	1,931,020
Volkswagen Group of America Finance LLC, 1.25%, 11/24/2025 (n)	1,359,000	1,238,243
		$12,102,659
16

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Broadcasting – 0.7%
WarnerMedia Holdings, Inc., 3.788%, 3/15/2025	$4,233,000	$4,093,276
WarnerMedia Holdings, Inc., 6.412%, 3/15/2026	564,000	562,848
WarnerMedia Holdings, Inc., 3.755%, 3/15/2027	1,062,000	977,677
		$5,633,801
Brokerage & Asset Managers – 1.2%
Brookfield Finance, Inc., 3.9%, 1/25/2028	$4,053,000	$3,694,535
Charles Schwab Corp., 5.875%, 8/24/2026	2,177,000	2,161,939
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	1,707,000	1,643,240
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	898,000	821,174
LPL Holdings, Inc., 4%, 3/15/2029 (n)	1,416,000	1,217,571
		$9,538,459
Business Services – 0.6%
Equinix, Inc., 1.25%, 7/15/2025	$972,000	$896,589
Global Payments, Inc., 1.2%, 3/01/2026	2,281,000	2,033,747
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,551,000	1,424,033
		$4,354,369
Chemicals – 0.1%
Nutrien Ltd., 4.9%, 3/27/2028	$927,000	$888,021
Computer Software – 0.1%
Dell International LLC/EMC Corp., 4%, 7/15/2024	$1,151,000	$1,134,918
Computer Software - Systems – 0.3%
VMware, Inc., 1%, 8/15/2024	$1,476,000	$1,417,614
VMware, Inc., 1.4%, 8/15/2026	1,143,000	1,006,835
		$2,424,449
Conglomerates – 0.7%
Regal Rexnord Corp., 6.05%, 2/15/2026 (n)	$2,249,000	$2,212,127
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	1,366,000	1,306,706
Westinghouse Air Brake Technologies Corp., 4.15%, 3/15/2024	2,070,000	2,055,703
		$5,574,536
Consumer Products – 0.5%
Haleon UK Capital LLC, 3.125%, 3/24/2025	$2,654,000	$2,551,083
Haleon US Capital LLC, 3.375%, 3/24/2027	1,154,000	1,064,185
		$3,615,268
17

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Containers – 0.6%
Berry Global, Inc., 1.57%, 1/15/2026	$2,361,000	$2,133,092
Berry Global, Inc., 1.65%, 1/15/2027	2,847,000	2,453,291
		$4,586,383
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 6.125%, 3/01/2026	$338,000	$335,499
Electronics – 0.9%
Microchip Technology, Inc., 0.983%, 9/01/2024	$3,485,000	$3,339,269
Qorvo, Inc., 1.75%, 12/15/2024 (n)	909,000	859,101
SK Hynix, Inc., 6.25%, 1/17/2026 (n)	2,977,000	2,966,094
		$7,164,464
Emerging Market Quasi-Sovereign – 0.3%
DAE Funding LLC (United Arab Emirates), 1.55%, 8/01/2024 (n)	$796,000	$765,453
DAE Funding LLC (United Arab Emirates), 2.625%, 3/20/2025 (n)	1,375,000	1,291,961
		$2,057,414
Energy - Independent – 0.1%
EQT Corp., 5.7%, 4/01/2028	$778,000	$756,837
Financial Institutions – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/2024	$1,243,000	$1,230,809
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 10/29/2024	1,571,000	1,500,042
Air Lease Corp., 2.2%, 1/15/2027	1,590,000	1,393,698
Avolon Holdings Funding Ltd., 5.5%, 1/15/2026 (n)	892,000	858,862
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	2,500,000	2,229,747
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	769,000	717,768
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	1,715,000	1,432,338
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	1,313,000	1,098,726
		$10,461,990
Food & Beverages – 1.3%
Bacardi-Martini B.V., 5.25%, 1/15/2029 (n)	$2,239,000	$2,132,551
General Mills, Inc., 5.241%, 11/18/2025	1,962,000	1,941,151
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029	2,313,000	1,904,328
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	2,980,000	2,839,943
JDE Peet's N.V., 1.375%, 1/15/2027 (n)	1,050,000	901,805
		$9,719,778
Food & Drug Stores – 0.3%
7-Eleven, Inc., 0.8%, 2/10/2024 (n)	$2,125,000	$2,093,421
18

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 1.2%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	$2,186,000	$2,132,212
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	405,000	388,153
Hyatt Hotels Corp., 1.8%, 10/01/2024	1,976,000	1,900,893
Hyatt Hotels Corp., 5.75%, 1/30/2027	1,067,000	1,054,505
Las Vegas Sands Corp., 3.2%, 8/08/2024	1,270,000	1,235,777
Marriott International, Inc., 3.75%, 10/01/2025	459,000	440,508
Marriott International, Inc., 4.9%, 4/15/2029	1,307,000	1,225,856
Sands China Ltd., 4.3%, 1/08/2026	1,030,000	955,438
		$9,333,342
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$152,000	$142,127
Insurance – 1.0%
Corebridge Financial, Inc., 3.5%, 4/04/2025	$1,146,000	$1,101,827
Corebridge Financial, Inc., 3.65%, 4/05/2027	1,613,000	1,477,206
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	1,485,000	1,368,865
Equitable Financial Life Insurance Co., 5.5%, 12/02/2025 (n)	1,377,000	1,355,494
Metropolitan Life Global Funding I, 0.4%, 1/07/2024 (n)	2,146,000	2,124,362
		$7,427,754
International Market Quasi-Sovereign – 0.3%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$2,064,000	$2,064,949
Machinery & Tools – 0.3%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,726,000	$1,718,533
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	411,140
		$2,129,673
Major Banks – 8.9%
Barclays PLC, 1.007% to 12/10/2023, FLR (CMT - 1yr. + 0.8%) to 12/10/2024	$781,000	$775,977
Barclays PLC, 2.852% to 5/07/2025, FLR (SOFR - 3mo. + 2.71361%) to 5/07/2026	759,000	715,980
Barclays PLC, 2.279% to 11/24/2026, FLR (CMT - 1yr. + 1.05%) to 11/24/2027	2,856,000	2,500,018
BNP Paribas S.A., 2.591% to 1/20/2027, FLR (SOFR - 1 day + 1.228%) to 1/20/2028 (n)	3,494,000	3,091,986
Capital One Financial Corp., 4.166% to 5/09/2024, FLR (SOFR - 1 day + 1.37%) to 5/09/2025	2,319,000	2,272,049
Capital One Financial Corp., 2.636% to 3/03/2025, FLR (SOFR - 1 day + 1.29%) to 3/03/2026	1,712,000	1,605,666
Capital One Financial Corp., 7.149% to 10/29/2026, FLR (SOFR - 1 day + 2.44%) to 10/29/2027 (w)	1,305,000	1,305,194
Deutsche Bank AG, 0.898%, 5/28/2024	694,000	674,217
19

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Deutsche Bank AG, 1.447% to 4/01/2024, FLR (SOFR - 1 day + 1.131%) to 4/01/2025	$3,247,000	$3,169,130
Deutsche Bank AG, 7.146% to 7/13/2026, FLR (SOFR - 1 day + 2.52%) to 7/13/2027	958,000	957,339
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	849,000	734,325
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	169,000	165,881
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR - 1 day + 0.789%) to 12/09/2026	1,268,000	1,132,016
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	728,000	678,358
HSBC Holdings PLC, 7.336% to 11/03/2025, FLR (SOFR - 1 day + 3.03%) to 11/03/2026	646,000	657,149
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR - 1 day + 1.29%) to 5/24/2027	860,000	757,501
HSBC Holdings PLC, 2.251% to 11/22/2026, FLR (SOFR - 1 day + 1.1%) to 11/22/2027	2,840,000	2,489,995
Huntington Bancshares, Inc., 4.008% to 5/16/2024, FLR (SOFR - 1 day + 1.205%) to 5/16/2025	2,090,000	2,029,823
Huntington Bancshares, Inc., 5.699% to 11/18/2024, FLR (SOFR - 1 day + 1.215%) to 11/18/2025	1,500,000	1,456,375
Huntington Bancshares, Inc., 4.443% to 8/04/2027, FLR (SOFR - 1 day + 1.970%) to 8/04/2028	254,000	231,994
Huntington Bancshares, Inc., 6.208% to 8/21/2028, FLR (SOFR - 1 day + 2.02%) to 8/21/2029	449,000	431,620
JPMorgan Chase & Co., 1.04% to 2/04/2026, FLR (SOFR - 1 day + 0.695%) to 2/04/2027	1,700,000	1,511,681
Lloyds Banking Group PLC, 3.511% to 3/18/2025, FLR (CMT - 1yr. + 1.6%) to 3/18/2026	2,402,000	2,302,674
Mitsubishi UFJ Financial Group, Inc., 0.953% to 7/19/2024, FLR (CMT - 1yr. + 0.55%) to 7/19/2025	1,997,000	1,920,787
Mitsubishi UFJ Financial Group, Inc., 0.962% to 10/11/2024, FLR (CMT - 1yr. + 0.45%) to 10/11/2025	1,264,000	1,200,048
Nationwide Building Society, 2.972% to 2/16/2027, FLR (SOFR - 1 day + 1.29%) to 2/16/2028 (n)	2,445,000	2,172,519
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	2,276,000	2,253,103
NatWest Markets PLC, 3.479%, 3/22/2025 (n)	2,257,000	2,177,838
PNC Bank N.A., 2.5%, 8/27/2024	1,122,000	1,089,543
PNC Financial Services Group, Inc., 5.354% to 12/02/2027, FLR (SOFR - 1 day + 1.62%) to 12/02/2028	3,959,000	3,782,378
20

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Standard Chartered PLC, 1.214% to 3/23/2024, FLR (CMT - 1yr. + 0.88%) to 3/23/2025 (n)	$812,000	$793,116
Standard Chartered PLC, 1.822% to 11/23/2024, FLR (CMT - 1yr. + 0.95%) to 11/23/2025 (n)	806,000	764,071
Standard Chartered PLC, 3.971% to 3/30/2025, FLR (CMT - 1yr. + 1.65%) to 3/30/2026 (n)	1,077,000	1,035,224
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/2024	801,000	792,431
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	1,675,000	1,551,450
Sumitomo Mitsui Financial Group, Inc., 2.174%, 1/14/2027	2,295,000	2,031,483
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	1,334,000	1,307,084
Toronto-Dominion Bank, 5.532%, 7/17/2026	3,664,000	3,626,082
UBS Group AG, 5.711%, 1/12/2027 (n)	1,513,000	1,488,366
UBS Group AG, 4.703% to 8/05/2026, FLR (CMT - 1yr. + 2.05%) to 8/05/2027 (n)	1,000,000	952,669
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	2,522,000	2,311,490
Wells Fargo & Co., 2.164% to 2/11/2025, FLR ((SOFR - 3mo. + 0.26161%) + 0.75%) to 2/11/2026	2,599,000	2,458,395
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028	3,868,000	3,526,745
		$68,881,770
Medical & Health Technology & Services – 0.6%
IQVIA, Inc., 5.7%, 5/15/2028 (n)	$788,000	$756,480
Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	4,014,000	3,836,771
		$4,593,251
Metals & Mining – 0.9%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)	$2,009,000	$1,921,374
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,146,000	1,137,494
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	2,677,000	2,472,233
Glencore Funding LLC, 1.625%, 4/27/2026 (n)	1,675,000	1,508,710
		$7,039,811
Midstream – 1.1%
DCP Midstream Operating, LP, 5.625%, 7/15/2027	$2,537,000	$2,490,568
Enbridge, Inc., 2.5%, 2/14/2025	1,542,000	1,474,791
Enbridge, Inc., 5.969%, 3/08/2026	737,000	731,865
Energy Transfer LP, 2.9%, 5/15/2025	846,000	805,897
Energy Transfer LP, 5.55%, 2/15/2028	755,000	732,953
TC Energy Corp., 6.203%, 3/09/2026	1,410,000	1,409,128
Western Midstream Operating LP, 3.1%, 2/01/2025	1,082,000	1,039,529
		$8,684,731
21

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 0.5%
Fannie Mae, 4.5%, 4/01/2024 - 5/01/2025	$7,705	$7,682
Fannie Mae, 3%, 12/01/2031	228,302	212,986
Fannie Mae, 2%, 5/25/2044	93,532	90,137
Freddie Mac, 0.906%, 4/25/2024 (i)	81,317	168
Freddie Mac, 4%, 7/01/2025	19,528	19,097
Freddie Mac, 1.579%, 4/25/2030 (i)	6,362,155	491,675
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	2,684,344	2,420,625
Freddie Mac, 2%, 7/15/2042	381,177	337,596
		$3,579,966
Municipals – 0.6%
California Municipal Finance Authority Rev., Taxable (Century Housing Corp.), 1.605%, 11/01/2023	$305,000	$305,000
Illinois Sales Tax Securitization Corp., Second Lien, Taxable, “B”, BAM, 2.225%, 1/01/2024	1,030,000	1,023,917
Kentucky Higher Education Student Loan Corp. Rev., Taxable, “A-2”, 5.949%, 6/01/2037	2,265,000	2,040,287
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.156%, 7/01/2024	320,000	312,663
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.306%, 7/01/2025	250,000	236,678
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.562%, 7/01/2026	315,000	290,658
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	331,603	309,027
New Jersey Transportation Trust Fund Authority, Transportation System, Taxable, “B”, 2.631%, 6/15/2024	450,000	441,576
		$4,959,806
Natural Gas - Pipeline – 0.5%
APA Infrastructure Ltd., 4.2%, 3/23/2025 (n)	$3,842,000	$3,739,976
Other Banks & Diversified Financials – 2.1%
AIB Group PLC, 7.583% to 10/14/2025, FLR (SOFR - 1 day + 3.456%) to 10/14/2026 (n)	$2,182,000	$2,208,812
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	409,000	400,021
American Express Co., 2.25%, 3/04/2025	859,000	816,970
Banque Federative du Credit Mutuel S.A., 0.65%, 2/27/2024 (n)	2,782,000	2,734,883
Banque Federative du Credit Mutuel S.A., 5.896%, 7/13/2026 (n)	1,573,000	1,557,349
Macquarie Group Ltd., 1.201% to 10/14/2024, FLR (SOFR - 1 day + 0.694%) to 10/14/2025 (n)	2,251,000	2,141,354
Macquarie Group Ltd., 1.34% to 1/12/2026, FLR (SOFR - 1 day + 1.069%) to 1/12/2027 (n)	1,904,000	1,699,844
22

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
National Bank of Canada, 0.55% to 11/15/2023, FLR (CMT - 1yr. + 0.4%) to 11/15/2024	$1,312,000	$1,308,990
U.S. Bancorp, 6.787% to 10/26/2026, FLR (SOFR - 1 day + 1.88%) to 10/26/2027	2,991,000	3,013,373
		$15,881,596
Pharmaceuticals – 0.2%
Amgen, Inc., 5.507%, 3/02/2026	$1,758,000	$1,748,734
Real Estate - Office – 0.3%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026	$2,617,000	$2,366,491
Retailers – 0.1%
Nordstrom, Inc., 2.3%, 4/08/2024	$832,000	$812,240
Specialty Stores – 0.3%
Genuine Parts Co., 1.75%, 2/01/2025	$1,302,000	$1,230,693
Ross Stores, Inc., 0.875%, 4/15/2026	926,000	819,865
		$2,050,558
Telecommunications - Wireless – 0.8%
Crown Castle, Inc., REIT, 1.35%, 7/15/2025	$492,000	$453,930
Crown Castle, Inc., REIT, 2.9%, 3/15/2027	448,000	402,089
Rogers Communications, Inc., 3.2%, 3/15/2027	3,568,000	3,243,545
T-Mobile USA, Inc., 3.5%, 4/15/2025	2,527,000	2,441,392
		$6,540,956
Tobacco – 0.6%
B.A.T. International Finance PLC, 5.931%, 2/02/2029	$880,000	$855,720
Philip Morris International, Inc., 5.125%, 11/15/2024	1,300,000	1,291,102
Philip Morris International, Inc., 5%, 11/17/2025	591,000	583,609
Philip Morris International, Inc., 5.125%, 11/17/2027	526,000	512,725
Philip Morris International, Inc., 4.875%, 2/15/2028	1,262,000	1,212,747
		$4,455,903
Transportation - Services – 1.5%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$6,310,000	$6,174,311
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)	2,816,000	2,800,335
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	974,000	974,000
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	684,000	669,152
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	684,000	656,740
		$11,274,538
23

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 26.0%
U.S. Treasury Notes, 0.5%, 11/30/2023 (f)(s)	$12,515,000	$12,466,126
U.S. Treasury Notes, 0.875%, 1/31/2024 (f)(s)	25,867,000	25,578,017
U.S. Treasury Notes, 2.5%, 4/30/2024 (f)(s)	25,217,000	24,845,640
U.S. Treasury Notes, 1.875%, 8/31/2024 (f)(s)	17,444,000	16,932,945
U.S. Treasury Notes, 2.75%, 5/15/2025 (f)	21,100,000	20,333,477
U.S. Treasury Notes, 5%, 9/30/2025	33,859,000	33,796,837
U.S. Treasury Notes, 3.75%, 4/15/2026 (f)	16,708,000	16,239,393
U.S. Treasury Notes, 4.125%, 6/15/2026	40,206,000	39,405,021
U.S. Treasury Notes, 4.5%, 7/15/2026	11,726,000	11,597,747
		$201,195,203
Utilities - Electric Power – 3.1%
American Electric Power Co., Inc., 5.699%, 8/15/2025	$1,067,000	$1,058,234
Edison International, 4.7%, 8/15/2025	1,686,000	1,638,099
Emera US Finance LP, 0.833%, 6/15/2024	1,057,000	1,017,840
Enel Finance International N.V., 6.8%, 10/14/2025 (n)	889,000	899,038
Entergy Louisiana LLC, 0.95%, 10/01/2024	5,399,000	5,159,849
FirstEnergy Corp., 2.05%, 3/01/2025	1,202,000	1,128,475
FirstEnergy Corp., 1.6%, 1/15/2026	734,000	660,657
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	1,486,000	1,485,149
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025	1,681,000	1,673,098
Pacific Gas & Electric Co., 1.7%, 11/15/2023	854,000	852,635
Pacific Gas & Electric Co., 3.25%, 2/16/2024	1,838,000	1,821,919
Pacific Gas & Electric Co., 6.1%, 1/15/2029	1,552,000	1,493,243
Vistra Operations Co. LLC, 4.875%, 5/13/2024 (n)	3,851,000	3,807,434
WEC Energy Group, Inc., 0.8%, 3/15/2024	1,019,000	1,000,192
		$23,695,862
Total Bonds (Identified Cost, $627,671,391)		$608,623,266
Investment Companies (h) – 10.8%
Money Market Funds – 10.8%
MFS Institutional Money Market Portfolio, 5.43% (v) (Identified Cost, $83,580,062)	83,585,647	$83,594,006
Short-Term Obligations (s)(y) – 6.4%
Federal Home Loan Bank, 0%, due 11/01/2023 (Identified Cost, $49,875,000)	$49,875,000	$49,875,000

Other Assets, Less Liabilities – 4.1%		31,479,893
Net Assets – 100.0%		$773,572,165

(f)	All or a portion of the security has been segregated as collateral for open futures contracts, cleared swap agreements, and uncleared swap agreements.
24

Consolidated Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $83,594,006 and $658,498,266, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $208,444,707, representing 26.9% of net assets.
(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index is composed of futures contracts on brent crude. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities. It is quoted in USD.
BCOMFCT	Bloomberg Feeder Cattle Subindex Total Return, this index is comprised of futures contracts on feeder cattle. It is quoted in USD.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold. It is quoted in USD.
BCOMHGTR	Bloomberg Copper Subindex Total Return, this index is composed of futures contracts on copper. It is quoted in USD.
BCOMHOTR	Bloomberg Heating Oil Subindex Total Return, this index is composed of futures contracts on heating oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMNITR	Bloomberg Nickel Subindex Total Return, this index is a single commodity subindex of the Bloomberg CI composed of futures contracts on Nickel. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMPLTR	Bloomberg Platinum Subindex Total Return, this index is composed of futures contracts on platinum. It is quoted in USD.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
25

Consolidated Portfolio of Investments – continued
BCOMSMT	Bloomberg Soybean Meal Subindex Total Return, this index is composed of futures contracts on soybean meal. It is quoted in USD.
BCOMTR	Bloomberg Commodity Index Total Return
BCOMWHTR	Bloomberg Wheat Subindex Total Return, this index is composed of futures contracts on wheat. It reflects the return on fully collateralized futures positions. It is quoted in USD.
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPGCCCTR	S&P GSCI Cocoa Index Total Return
Derivative Contracts at 10/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	266	$53,844,219	December – 2023	$(214,998)
26

Consolidated Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
10/02/25	USD	13,800,000	centrally cleared	5.014%/Annually	SOFR - 1 day/Annually	$3,270	$(1,293)	$1,977
Liability Derivatives
Interest Rate Swaps
10/02/26	USD	44,600,000	centrally cleared	4.697%/Annually	SOFR - 1 day/Annually	$(13,906)	$(4,024)	$(17,930)

Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Total Return Swaps
12/29/23	USD	9,061,891 (Short)	Morgan Stanley	3 month T-Bill - 0.02%	BCOMGCTR (floating rate)	$39,863	$—	$39,863
2/26/24	USD	3,751,367 (Short)	Morgan Stanley	3 month T-Bill - 0.02%	BCOMNGTR (floating rate)	15,610	—	15,610
5/06/24	USD	12,029,110 (Short)	Merrill Lynch International	3 month T-Bill - 0.05%	BCOMFCT (floating rate)	61,174	—	61,174
5/07/24	USD	3,247,764 (Short)	Goldman Sachs International	3 month T-Bill - 0.04%	BCOMNGTR (floating rate)	13,464	—	13,464
5/28/24	USD	9,605,902 (Short)	Morgan Stanley	3 month T-Bill - 0.03%	BCOMHGTR (floating rate)	46,168	—	46,168
6/14/24	USD	9,799,702 (Short)	Morgan Stanley	3 month T-Bill - 0.02%	BCOMNITR (floating rate)	47,773	—	47,773
9/06/24	USD	8,644,412 (Short)	Merrill Lynch International	3 month T-Bill - 0.02%	BCOMWHTR (floating rate)	39,561	—	39,561
9/30/24	USD	6,990,590 (Short)	Merrill Lynch International	3 month T-Bill - 0.05%	BCOMHOTR (floating rate)	35,898	—	35,898
27

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives - continued
Total Return Swaps - continued
10/18/24	USD	12,993,332 (Short)	Goldman Sachs International	3 month T-Bill - 0.05%	BCOMKWT (floating rate)	$64,069	$—	$64,069
						$363,580	$—	$363,580
Liability Derivatives
Total Return Swaps
11/17/23	USD	123,336,298 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	$(597,268)	$—	$(597,268)
12/29/23	USD	103,885,049 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(497,450)	—	(497,450)
12/29/23	USD	50,053,705 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(240,568)	—	(240,568)
2/26/24	USD	8,261,743 (Long)	Morgan Stanley	BCOMSMT (floating rate)	3 month T-Bill + 0.09%	(35,978)	—	(35,978)
3/15/24	USD	30,323,844 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.065%	(145,071)	—	(145,071)
5/06/24	USD	29,892,234 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(143,552)	—	(143,552)
5/07/24	USD	29,892,234 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	(143,288)	—	(143,288)
5/28/24	USD	13,139,591 (Long)	Goldman Sachs International	SPGCCCTR (floating rate)	3 month T-Bill + 0.10%	(56,564)	—	(56,564)
6/25/24	USD	37,752,020 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.065%	(180,606)	—	(180,606)
7/15/24	USD	91,974,700 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	(440,890)	—	(440,890)
8/16/24	USD	35,316,178 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	(169,291)	—	(169,291)
28

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Total Return Swaps - continued
8/16/24	USD	35,316,178 (Long)	Merrill Lynch International	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	$(169,291)	$—	$(169,291)
8/16/24	USD	9,690,078 (Long)	Merrill Lynch International	BCOMPLTR (floating rate)	3 month T-Bill + 0.10%	(45,154)	—	(45,154)
8/16/24	USD	30,951,436 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.065%	(148,072)	—	(148,072)
8/16/24	USD	15,356,707 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	(73,615)	—	(73,615)
8/16/24	USD	36,325,211 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.09%	(174,126)	—	(174,126)
9/06/24	USD	6,579,485 (Long)	Merrill Lynch International	BCOMRBTR (floating rate)	3 month T-Bill + 0.075%	(33,646)	—	(33,646)
9/06/24	USD	9,304,545 (Long)	Merrill Lynch International	BCOMCOT (floating rate)	3 month T-Bill + 0.07%	(47,274)	—	(47,274)
9/30/24	USD	12,019,823 (Long)	JPMorgan Chase Bank N.A.	BCOMKCTR (floating rate)	3 month T-Bill + 0.12%	(50,665)	—	(50,665)
10/18/24	USD	146,761,555 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(712,009)	—	(712,009)
						$(4,104,378)	$—	$(4,104,378)
At October 31, 2023, the fund had cash collateral of $2,191,838 and other liquid securities with an aggregate value of $81,279,179 to cover any collateral or margin obligations for certain derivative contracts.  Restricted cash and/or deposits with brokers in the Consolidated Statement of Assets and Liabilities are comprised of cash collateral.
29

Consolidated Portfolio of Investments – continued
(a)	The Merrill Lynch MLCILPRT Commodity Index, the components of which are not publicly available, seeks to provide exposure to a diversified group of commodities. Through its investment in the swap, the fund has indirect exposure to the following positions that compose the MLCILPRT:

Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $146,761,555*	Notional Amount: $123,336,299*
Long Futures Contracts
Corn - December 2023	1.1%	1,603,871	1,347,870
Cotton - December 2023	0.4%	587,260	493,525
Gold - December 2023	4.3%	6,296,020	5,291,085
Copper Comex - December 2023	1.3%	1,938,760	1,629,306
Coffee - December 2023	0.8%	1,200,310	1,008,724
Kansas Wheat - December 2023	0.4%	527,270	443,110
Live Cattle - December 2023	1.0%	1,544,090	1,297,631
Lean Hogs - December 2023	0.4%	618,969	520,173
Silver - December 2023	1.2%	1,745,795	1,467,141
Wheat - December 2023	0.6%	830,667	698,080
Soybean Oil - January 2024	2.7%	3,914,947	3,290,064
WTI - January 2024	8.6%	12,592,187	10,582,293
Brent - January 2024	2.1%	3,108,352	2,612,215
Heating Oil - January 2024	2.1%	3,057,610	2,569,571
Aluminum - January 2024	4.1%	5,989,895	5,033,821
Lead - January 2024	0.9%	1,318,703	1,108,219
Nickel - January 2024	1.8%	2,673,580	2,246,838
Zinc - January 2024	2.4%	3,469,897	2,916,052
Natural Gas - January 2024	9.1%	13,299,286	11,176,529
Gasoil - January 2024	2.8%	4,048,842	3,402,588
Soybeans - January 2024	5.2%	7,568,463	6,360,428
Soybean Meal - January 2024	3.1%	4,602,126	3,867,560
Gasoline RBOB - January 2024	2.2%	3,215,021	2,701,857
Gold - February 2024	11.9%	17,490,295	14,698,592
Live Cattle - February 2024	2.9%	4,271,117	3,589,385
Lean Hogs - February 2024	1.2%	1,776,920	1,493,298
30

Consolidated Portfolio of Investments – continued
Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $146,761,555*	Notional Amount: $123,336,299*
Corn - March 2024	3.1%	4,541,927	3,816,970
Brent - March 2024	5.7%	8,434,358	7,088,113
Cotton - March 2024	1.1%	1,660,498	1,395,459
Copper Comex - March 2024	3.7%	5,385,650	4,526,023
Coffee - March 2024	2.2%	3,253,501	2,734,196
Kansas Wheat - March 2024	1.0%	1,477,645	1,241,791
Sugar - March 2024	3.7%	5,442,240	4,573,580
Silver - March 2024	3.3%	4,872,056	4,094,406
Wheat - March 2024	1.6%	2,403,427	2,019,806
	100.0%	146,761,555	123,336,299
* The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
See Notes to Consolidated Financial Statements
31

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
At 10/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $677,546,391)	$658,498,266
Investments in affiliated issuers, at value (identified cost, $83,580,062)	83,594,006
Cash	7,474,867
Restricted cash for
Uncleared swaps	2,191,838
Receivables for
Due from uncleared swap brokers	10,109,682
Investments sold	18,913,696
Fund shares sold	67,237
Interest	4,621,405
Uncleared swaps, at value	363,580
Total assets	$785,834,577
Liabilities
Payables for
Distributions	$1,080
Due to uncleared swap brokers	2,679,529
Net daily variation margin on open cleared swap agreements	16,074
Net daily variation margin on open futures contracts	35,337
Investments purchased	3,121,535
When-issued investments purchased	1,305,000
Fund shares reacquired	812,458
Uncleared swaps, at value	4,104,378
Payable to affiliates
Investment adviser	31,370
Administrative services fee	666
Shareholder servicing costs	11,929
Distribution and service fees	186
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	142,860
Total liabilities	$12,262,412
Net assets	$773,572,165
32

Consolidated Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$1,375,455,171
Total distributable earnings (loss)	(601,883,006)
Net assets	$773,572,165
Shares of beneficial interest outstanding	211,314,918

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$10,165,745	2,793,226	$3.64
Class B	91,652	25,357	3.61
Class C	514,040	143,317	3.59
Class I	12,576,067	3,430,586	3.67
Class R1	65,136	17,964	3.63
Class R2	310,787	85,618	3.63
Class R3	67,734	18,557	3.65
Class R4	68,622	18,760	3.66
Class R6	749,712,382	204,781,533	3.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $3.86 [100 / 94.25 x $3.64]. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Consolidated Financial Statements
33

Consolidated Financial Statements
Consolidated Statement of Operations
Year ended 10/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$26,658,781
Dividends from affiliated issuers	4,549,673
Other	118,014
Total investment income	$31,326,468
Expenses
Management fee	$5,846,136
Distribution and service fees	44,713
Shareholder servicing costs	36,798
Administrative services fee	123,447
Independent Trustees' compensation	14,763
Custodian fee	50,345
Shareholder communications	15,271
Audit and tax fees	96,788
Legal fees	29,251
Miscellaneous	243,854
Total expenses	$6,501,366
Reduction of expenses by investment adviser	(99,976)
Net expenses	$6,401,390
Net investment income (loss)	$24,925,078
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(5,291,102)
Affiliated issuers	7,433
Futures contracts	(1,191,933)
Swap agreements	(50,904,057)
Net realized gain (loss)	$(57,379,659)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$14,104,446
Affiliated issuers	8,459
Futures contracts	(214,998)
Swap agreements	(219,452)
Net unrealized gain (loss)	$13,678,455
Net realized and unrealized gain (loss)	$(43,701,204)
Change in net assets from operations	$(18,776,126)
See Notes to Consolidated Financial Statements
34

Financial Statements
Consolidated Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/23	10/31/22
Change in net assets
From operations
Net investment income (loss)	$24,925,078	$4,729,976
Net realized gain (loss)	(57,379,659)	145,731,104
Net unrealized gain (loss)	13,678,455	(36,929,166)
Change in net assets from operations	$(18,776,126)	$113,531,914
Total distributions to shareholders	$(165,000,992)	$(322,999,695)
Change in net assets from fund share transactions	$198,532,377	$31,442,427
Total change in net assets	$14,755,259	$(178,025,354)
Net assets
At beginning of period	758,816,906	936,842,260
At end of period	$773,572,165	$758,816,906
See Notes to Consolidated Financial Statements
35

Consolidated Financial Statements
Consolidated Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.80	$7.02	$4.85	$5.32	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.02	$0.00(w)	$0.04	$0.10
Net realized and unrealized gain (loss)	(0.24)	0.15	2.21	(0.42)	(0.27)
Total from investment operations	$(0.13)	$0.17	$2.21	$(0.38)	$(0.17)
Less distributions declared to shareholders
From net investment income	$(1.03)	$(2.39)	$(0.04)	$(0.09)	$(0.16)
Net asset value, end of period (x)	$3.64	$4.80	$7.02	$4.85	$5.32
Total return (%) (r)(s)(t)(x)	(3.10)	7.71	45.84	(7.24)	(2.96)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.15	1.17	1.15	1.13	1.10
Expenses after expense reductions	1.14	1.15	1.14	1.12	1.09
Net investment income (loss)	2.86	0.37	0.07	0.94	1.86
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$10,166	$15,080	$4,921	$1,041	$321
See Notes to Consolidated Financial Statements
36

Consolidated Financial Highlights – continued
Class B	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.77	$6.96	$4.81	$5.28	$5.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.03)	$(0.04)	$0.01	$0.06
Net realized and unrealized gain (loss)	(0.25)	0.18	2.20	(0.43)	(0.26)
Total from investment operations	$(0.17)	$0.15	$2.16	$(0.42)	$(0.20)
Less distributions declared to shareholders
From net investment income	$(0.99)	$(2.34)	$(0.01)	$(0.05)	$(0.16)
Net asset value, end of period (x)	$3.61	$4.77	$6.96	$4.81	$5.28
Total return (%) (r)(s)(t)(x)	(4.08)	7.08	44.93	(8.10)	(3.68)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.90	1.91	1.89	1.87	1.84
Expenses after expense reductions	1.88	1.90	1.88	1.86	1.83
Net investment income (loss)	2.12	(0.50)	(0.65)	0.23	1.13
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$92	$112	$98	$60	$48

Class C	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.73	$6.94	$4.80	$5.28	$5.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.03)	$(0.04)	$0.01	$0.06
Net realized and unrealized gain (loss)	(0.23)	0.17	2.19	(0.43)	(0.27)
Total from investment operations	$(0.15)	$0.14	$2.15	$(0.42)	$(0.21)
Less distributions declared to shareholders
From net investment income	$(0.99)	$(2.35)	$(0.01)	$(0.06)	$(0.15)
Net asset value, end of period (x)	$3.59	$4.73	$6.94	$4.80	$5.28
Total return (%) (r)(s)(t)(x)	(3.72)	6.94	44.77	(8.07)	(3.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.90	1.91	1.90	1.88	1.84
Expenses after expense reductions	1.89	1.90	1.88	1.87	1.83
Net investment income (loss)	2.09	(0.49)	(0.66)	0.20	1.12
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$514	$1,444	$1,095	$435	$93
See Notes to Consolidated Financial Statements
37

Consolidated Financial Highlights – continued
Class I	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.83	$7.04	$4.86	$5.32	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.03	$0.02	$0.06	$0.11
Net realized and unrealized gain (loss)	(0.24)	0.16	2.21	(0.42)	(0.26)
Total from investment operations	$(0.12)	$0.19	$2.23	$(0.36)	$(0.15)
Less distributions declared to shareholders
From net investment income	$(1.04)	$(2.40)	$(0.05)	$(0.10)	$(0.18)
Net asset value, end of period (x)	$3.67	$4.83	$7.04	$4.86	$5.32
Total return (%) (r)(s)(t)(x)	(2.79)	8.05	46.19	(6.90)	(2.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.90	0.92	0.90	0.89	0.84
Expenses after expense reductions	0.89	0.90	0.89	0.88	0.83
Net investment income (loss)	3.11	0.57	0.30	1.17	2.13
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$12,576	$18,905	$6,029	$500	$135

Class R1	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.78	$6.97	$4.81	$5.28	$5.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.03)	$(0.04)	$0.01	$0.06
Net realized and unrealized gain (loss)	(0.24)	0.18	2.20	(0.43)	(0.27)
Total from investment operations	$(0.16)	$0.15	$2.16	$(0.42)	$(0.21)
Less distributions declared to shareholders
From net investment income	$(0.99)	$(2.34)	$—	$(0.05)	$(0.15)
Net asset value, end of period (x)	$3.63	$4.78	$6.97	$4.81	$5.28
Total return (%) (r)(s)(t)(x)	(3.87)	7.07	44.91	(8.08)	(3.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.89	1.91	1.89	1.87	1.84
Expenses after expense reductions	1.88	1.90	1.88	1.86	1.83
Net investment income (loss)	2.13	(0.50)	(0.63)	0.26	1.14
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$65	$68	$63	$44	$48
See Notes to Consolidated Financial Statements
38

Consolidated Financial Highlights – continued
Class R2	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.80	$7.00	$4.83	$5.30	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.00(w)	$(0.01)	$0.04	$0.09
Net realized and unrealized gain (loss)	(0.24)	0.17	2.20	(0.44)	(0.27)
Total from investment operations	$(0.14)	$0.17	$2.19	$(0.40)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(1.03)	$(2.37)	$(0.02)	$(0.07)	$(0.17)
Net asset value, end of period (x)	$3.63	$4.80	$7.00	$4.83	$5.30
Total return (%) (r)(s)(t)(x)	(3.44)	7.61	45.58	(7.59)	(3.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.40	1.41	1.39	1.37	1.34
Expenses after expense reductions	1.39	1.40	1.38	1.36	1.33
Net investment income (loss)	2.66	0.06	(0.13)	0.75	1.64
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$311	$134	$64	$44	$48

Class R3	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.81	$7.02	$4.84	$5.31	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.01	$0.01	$0.05	$0.10
Net realized and unrealized gain (loss)	(0.24)	0.17	2.20	(0.43)	(0.27)
Total from investment operations	$(0.13)	$0.18	$2.21	$(0.38)	$(0.17)
Less distributions declared to shareholders
From net investment income	$(1.03)	$(2.39)	$(0.03)	$(0.09)	$(0.17)
Net asset value, end of period (x)	$3.65	$4.81	$7.02	$4.84	$5.31
Total return (%) (r)(s)(t)(x)	(3.16)	7.75	46.03	(7.34)	(3.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.14	1.16	1.14	1.12	1.09
Expenses after expense reductions	1.13	1.15	1.13	1.11	1.08
Net investment income (loss)	2.88	0.25	0.12	1.00	1.89
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$68	$70	$65	$44	$48
See Notes to Consolidated Financial Statements
39

Consolidated Financial Highlights – continued
Class R4	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.82	$7.03	$4.85	$5.32	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.03	$0.02	$0.06	$0.11
Net realized and unrealized gain (loss)	(0.24)	0.16	2.21	(0.43)	(0.26)
Total from investment operations	$(0.12)	$0.19	$2.23	$(0.37)	$(0.15)
Less distributions declared to shareholders
From net investment income	$(1.04)	$(2.40)	$(0.05)	$(0.10)	$(0.18)
Net asset value, end of period (x)	$3.66	$4.82	$7.03	$4.85	$5.32
Total return (%) (r)(s)(t)(x)	(2.84)	8.07	46.27	(7.09)	(2.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.91	0.89	0.87	0.84
Expenses after expense reductions	0.88	0.90	0.88	0.86	0.83
Net investment income (loss)	3.12	0.50	0.37	1.25	2.14
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$69	$71	$65	$45	$48

Class R6	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.83	$7.04	$4.86	$5.33	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.03	$0.03	$0.06	$0.11
Net realized and unrealized gain (loss)	(0.25)	0.17	2.20	(0.43)	(0.25)
Total from investment operations	$(0.13)	$0.20	$2.23	$(0.37)	$(0.14)
Less distributions declared to shareholders
From net investment income	$(1.04)	$(2.41)	$(0.05)	$(0.10)	$(0.18)
Net asset value, end of period (x)	$3.66	$4.83	$7.04	$4.86	$5.33
Total return (%) (r)(s)(t)(x)	(2.94)	8.24	46.24	(7.06)	(2.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.82	0.81	0.83	0.83
Expenses after expense reductions	0.81	0.80	0.80	0.82	0.82
Net investment income (loss)	3.20	0.54	0.46	1.28	2.15
Portfolio turnover	66	37	28	57	64
Net assets at end of period (000 omitted)	$749,712	$722,934	$924,441	$689,390	$625,443

See Notes to Consolidated Financial Statements
40

Consolidated Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Consolidated Financial Statements
41

Notes to Consolidated Financial Statements
(1) Business and Organization
MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
Principles of Consolidation — The fund gains exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2023, the Subsidiary’s net assets were $143,482,487, which represented 18.5% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.
General — The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement
42

Notes to Consolidated Financial Statements  - continued
counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the
43

Notes to Consolidated Financial Statements  - continued
value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of October 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$201,195,203	$—	$201,195,203
Non - U.S. Sovereign Debt	—	4,122,363	—	4,122,363
Municipal Bonds	—	4,959,806	—	4,959,806
U.S. Corporate Bonds	—	149,124,261	—	149,124,261
Residential Mortgage-Backed Securities	—	3,963,278	—	3,963,278
Commercial Mortgage-Backed Securities	—	34,148,659	—	34,148,659
Asset-Backed Securities (including CDOs)	—	91,732,595	—	91,732,595
Foreign Bonds	—	119,377,101	—	119,377,101
Short-Term Securities	—	49,875,000	—	49,875,000
Mutual Funds	83,594,006	—	—	83,594,006
Total	$83,594,006	$658,498,266	$—	$742,092,272
Other Financial Instruments
Futures Contracts – Liabilities	$(214,998)	$—	$—	$(214,998)
Swap Agreements – Assets	—	365,557	—	365,557
Swap Agreements – Liabilities	—	(4,122,308)	—	(4,122,308)
For further information regarding security characteristics, see the Consolidated Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate
44

Notes to Consolidated Financial Statements  - continued
losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2023 as reported in the Consolidated Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$—	$(214,998)
Interest Rate	Cleared Swap Agreements	1,977	(17,930)
Commodity	Uncleared Swap Agreements	363,580	(4,104,378)
Total		$365,557	$(4,337,306)
(a)	Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Consolidated Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Consolidated Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2023 as reported in the Consolidated Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(1,191,933)	$(2,568,888)
Credit	—	(249,058)
Commodity	—	(48,086,111)
Total	$(1,191,933)	$(50,904,057)
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Notes to Consolidated Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2023 as reported in the Consolidated Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(214,998)	$1,441,504
Commodity	—	(1,660,956)
Total	$(214,998)	$(219,452)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.
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Notes to Consolidated Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2023:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(35,337)
Uncleared Swaps, at value	363,580	(4,104,378)
Cleared Swap Agreements (a)	—	(16,074)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$363,580	$(4,155,789)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	(51,411)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$363,580	$(4,104,378)
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the fund's Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund's Consolidated Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2023:
		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$77,533	$(77,533)	$—	$—	$—
Merrill Lynch International	136,633	(136,633)	—	—	—
Morgan Stanley	149,414	(35,978)	—	—	113,436
Total	$363,580	$(250,144)	$—	$—	$113,436
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Notes to Consolidated Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2023:
		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(1,161,910)	$77,533	$1,042,807	$41,570	$—
JPMorgan Chase Bank N.A.	(860,958)	—	816,673	44,285	—
Merrill Lynch International	(2,045,532)	136,633	30,529	1,878,370	—
Morgan Stanley	(35,978)	35,978	—	—	—
Total	$(4,104,378)	$250,144	$1,890,009	$1,964,225	$—
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
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Notes to Consolidated Financial Statements  - continued
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Consolidated Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Consolidated Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Consolidated Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments
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Notes to Consolidated Financial Statements  - continued
are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
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Notes to Consolidated Financial Statements  - continued
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
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Notes to Consolidated Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to treating the Subsidiary as a separate holding for tax purposes instead of a consolidated entity and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/23	Year ended 10/31/22
Ordinary income (including any short-term capital gains)	$165,000,992	$322,999,695
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/23
Cost of investments	$1,089,285,453
Gross appreciation	121,470
Gross depreciation	(347,545,602)
Net unrealized appreciation (depreciation)	$(347,424,132)
Undistributed ordinary income	13,239,798
Capital loss carryforwards	(115,537,090)
Other temporary differences	(152,161,582)
Total distributable earnings (loss)	$(601,883,006)
As of October 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(84,898,325)
Long-Term	(30,638,765)
Total	$(115,537,090)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
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Notes to Consolidated Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/23	Year ended 10/31/22
Class A	$3,159,611	$1,794,373
Class B	24,490	32,578
Class C	293,180	375,281
Class I	3,742,535	1,842,869
Class R1	14,035	21,275
Class R2	34,196	23,360
Class R3	14,937	22,077
Class R4	15,247	22,350
Class R6	157,702,761	318,865,532
Total	$165,000,992	$322,999,695
(3) Transactions with Affiliates
Investment Adviser — The fund and the Subsidiary have investment advisory agreements with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
The Subsidiary does not pay a management fee to MFS.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $99,976, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,960 for the year ended October 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
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Notes to Consolidated Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 32,605
Class B	0.75%	0.25%	1.00%	1.00%	1,084
Class C	0.75%	0.25%	1.00%	1.00%	8,999
Class R1	0.75%	0.25%	1.00%	1.00%	652
Class R2	0.25%	0.25%	0.50%	0.50%	1,204
Class R3	—	0.25%	0.25%	0.25%	169
Total Distribution and Service Fees					$44,713
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended October 31, 2023.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2023, were as follows:
Amount
Class A	$1,658
Class B	—
Class C	212
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2023, the fee was $7,779, which equated to 0.0010% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $29,019.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on
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Notes to Consolidated Financial Statements  - continued
average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 14,310 shares of Class C and 14,247 shares of Class I for an aggregate amount of $72,266 and $73,372, respectively.
At October 31, 2023, MFS held approximately 71% of the outstanding shares of Class B, and 100% of the outstanding shares of Class R1, Class R3, and Class R4.
(4) Portfolio Securities
For the year ended October 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$341,964,023	$269,633,042
Non-U.S. Government securities	117,464,707	124,095,930
55

Notes to Consolidated Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,203,685	$4,624,048	3,103,863	$16,573,444
Class B	4,689	19,025	6,135	30,392
Class C	30,222	112,335	171,395	908,942
Class I	1,941,886	7,321,849	5,010,784	25,979,067
Class R1	—	—	1	5
Class R2	57,069	212,343	13,047	66,081
Class R3	—	—	1	5
Class R6	39,844,638	144,923,413	15,380,862	79,675,363
	43,082,189	$157,213,013	23,686,088	$123,233,299
Shares issued to shareholders in reinvestment of distributions
Class A	851,614	$3,159,487	423,412	$1,761,393
Class B	6,601	24,490	7,834	32,578
Class C	79,418	292,259	90,870	375,281
Class I	1,003,361	3,742,535	440,879	1,842,869
Class R1	3,773	14,035	5,102	21,275
Class R2	9,217	34,196	5,602	23,360
Class R3	4,015	14,937	5,294	22,077
Class R4	4,099	15,247	5,359	22,350
Class R6	42,393,215	157,702,761	76,466,554	318,865,532
	44,355,313	$164,999,947	77,450,906	$322,966,715
Shares reacquired
Class A	(2,401,508)	$(8,934,408)	(1,088,785)	$(5,473,361)
Class B	(9,335)	(34,355)	(4,691)	(24,091)
Class C	(271,413)	(988,691)	(114,905)	(579,642)
Class I	(3,427,526)	(13,194,326)	(2,395,076)	(12,770,972)
Class R1	—	—	(1)	(5)
Class R2	(8,508)	(30,343)	(3)	(15)
Class R3	—	—	(1)	(5)
Class R6	(27,182,800)	(100,498,460)	(73,378,451)	(395,909,496)
	(33,301,090)	$(123,680,583)	(76,981,913)	$(414,757,587)
56

Notes to Consolidated Financial Statements  - continued
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(346,209)	$(1,150,873)	2,438,490	$12,861,476
Class B	1,955	9,160	9,278	38,879
Class C	(161,773)	(584,097)	147,360	704,581
Class I	(482,279)	(2,129,942)	3,056,587	15,050,964
Class R1	3,773	14,035	5,102	21,275
Class R2	57,778	216,196	18,646	89,426
Class R3	4,015	14,937	5,294	22,077
Class R4	4,099	15,247	5,359	22,350
Class R6	55,055,053	202,127,714	18,468,965	2,631,399
	54,136,412	$198,532,377	24,155,081	$31,442,427
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 30%, 23%, 15%, 9%, 3%, 3%, 2%, 2%, 2%, 2%, and 2% of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2025 fund, the MFS Lifetime 2060 fund, and the MFS Lifetime 2065 Fund were the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective September 29, 2023, purchases of Class R1 and Class R2 shares were closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
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Notes to Consolidated Financial Statements  - continued
agreed upon spread. For the year ended October 31, 2023, the fund’s commitment fee and interest expense were $3,796 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$107,271,416	$428,081,929	$451,775,231	$7,433	$8,459	$83,594,006

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,549,673	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may
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Notes to Consolidated Financial Statements  - continued
not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
59

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:
Opinion on the Consolidated Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of MFS Commodity Strategy Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of
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Report of Independent Registered Public Accounting Firm – continued
October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
61

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
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Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Philipp Burgener Alexander Mackey Benjamin Nastou Natalie Shapiro
65

Board Review of Investment Advisory Agreement
MFS Commodity Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
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Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
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Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services
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Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
69

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
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rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
71

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
72

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2023
MFS®  Global Alternative
Strategy Fund
DTR-ANN

MFS® Global Alternative
Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	14.4%	55.1%	(11.2)%	58.3%
	Asia/Pacific ex-Japan	0.5%	8.0%	0.0%	8.5%
	United Kingdom	1.3%	0.0%	(0.3)%	1.0%
	Emerging Markets	0.2%	0.0%	0.0%	0.2%
	Japan	0.5%	0.0%	(1.4)%	(0.9)%
	North America ex-U.S.	1.2%	0.0%	(7.8)%	(6.6)%
	Europe ex-U.K.	1.8%	0.0%	(9.2)%	(7.4)%
Equity	Europe ex-U.K.	10.8%	7.1%	(0.3)%	17.6%
	U.S. Large Cap	31.6%	0.0%	(24.1)%	7.5%
	Emerging Markets	2.2%	7.2%	(4.1)%	5.3%
	Japan	3.9%	0.4%	0.0%	4.3%
	North America ex-U.S.	2.0%	0.6%	0.0%	2.6%
	U.S Small/Mid Cap	17.4%	0.0%	(16.8)%	0.6%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	United Kingdom	2.7%	0.0%	(3.3)%	(0.6)%
	Asia/Pacific ex-Japan	1.6%	0.0%	(6.4)%	(4.8)%
Cash	Cash & Cash Equivalents (d)				7.7%
	Other (e)				6.6%
Top ten holdings (c)
USD Interest Rate Swap, Receive 4.756% - DEC 2025	34.2%
USD Interest Rate Swap, Receive 4.148% - DEC 2028	14.3%
Australian Bond 10 yr Future - DEC 2023	8.0%
U.S. Treasury Note 10 yr Future - DEC 2023	6.6%
S&P MidCap 400 Index Future - DEC 2023	(7.6)%
USD Interest Rate Swap, Payer 3.987% - DEC 2033	(7.7)%
Canadian Treasury Bond 10 yr Future - DEC 2023	(7.8)%
Euro-Bund 10 yr Future - DEC 2023	(9.2)%
Russell 2000 Index Future - DEC 2023	(9.3)%
S&P 500 E-Mini Index Future - DEC 2023	(23.6)%

Portfolio Composition - continued
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of October 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
MFS seeks to achieve a total rate of return for the MFS Global Alternative Strategy Fund (fund) that meets or exceeds the ICE BofA 0-3 Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.
MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of US and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.
For the twelve months ended October 31, 2023, Class A shares of the fund provided a total return of 6.99%, at net asset value. This compares with a return of 2.89% for the fund’s benchmark, the Bloomberg 1-3 Year U.S. Treasury Bond Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
During the reporting period, the fund’s allocation to equity securities contributed to absolute performance. Country selection within equities further boosted performance, in particular a long exposure to Turkey and a short exposure to US Small Cap, via holdings of equity index futures within the fund's tactical overlay.
The fund’s allocation to fixed income securities also contributed to absolute performance, although this was marginally offset by negative impacts from the fund's country selection.
Currency positions, used to tactically manage the currency allocation of the fund and express views, detracted from the fund’s absolute performance, with short exposure in Euro and the Swiss Franc overwhelming the positive impact from the fund’s short exposure to the Japanese Yen.
Respectfully,
Portfolio Manager(s)
Benjamin Nastou, Natalie Shapiro, and Erich Shigley
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	12/20/2007	6.99%	3.41%	2.23%
B	12/20/2007	6.08%	2.63%	1.46%
C	12/20/2007	6.16%	2.62%	1.46%
I	12/20/2007	7.21%	3.67%	2.49%
R1	12/20/2007	6.15%	2.65%	1.47%
R2	12/20/2007	6.69%	3.13%	1.97%
R3	12/20/2007	6.88%	3.39%	2.21%
R4	12/20/2007	7.16%	3.66%	2.43%
R6	12/20/2007	7.28%	3.76%	2.57%
Comparative benchmark(s)
Bloomberg 1-3 Year U.S. Treasury Bond Index (f)	2.89%	1.07%	0.82%
ICE BofA 0-3 Month U.S. Treasury Bill Index (f)	4.86%	1.76%	1.14%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	0.84%	2.19%	1.63%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.08%	2.27%	1.46%
C With CDSC (1% for 12 months) (v)	5.16%	2.62%	1.46%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg 1-3 Year U.S. Treasury Bond Index(a) – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.
ICE BofA 0-3 Month U.S. Treasury Bill Index(d) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(d)	Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund’s tactical asset allocation overlay under a different investment process.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2023 through October 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Expenses Paid During Period (p) 5/01/23-10/31/23
A	Actual	1.38%	$1,000.00	$1,000.86	$6.96
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
B	Actual	2.13%	$1,000.00	$996.43	$10.72
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
C	Actual	2.13%	$1,000.00	$997.33	$10.72
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
I	Actual	1.13%	$1,000.00	$1,001.72	$5.70
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R1	Actual	2.13%	$1,000.00	$997.29	$10.72
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
R2	Actual	1.63%	$1,000.00	$999.13	$8.21
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
R3	Actual	1.38%	$1,000.00	$1,000.00	$6.96
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
R4	Actual	1.13%	$1,000.00	$1,001.71	$5.70
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R6	Actual	1.03%	$1,000.00	$1,002.56	$5.20
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.08% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Portfolio of Investments
10/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 72.3%
Aerospace & Defense – 1.5%
AeroVironment, Inc. (a)	258	$29,582
Boeing Co. (a)	152	28,397
CACI International, Inc., “A” (a)	360	116,914
General Dynamics Corp.	981	236,725
Honeywell International, Inc. (f)	1,194	218,812
Howmet Aerospace, Inc.	4,774	210,533
KBR, Inc.	3,393	197,303
L3Harris Technologies, Inc.	190	34,088
Leidos Holdings, Inc.	847	83,955
MTU Aero Engines Holding AG	584	109,374
Northrop Grumman Corp.	782	368,658
RTX Corp.	101	8,220
Singapore Technologies Engineering Ltd.	36,200	99,414
Textron, Inc.	2,021	153,596
Thales S.A.	304	44,801
TransDigm Group, Inc. (a)	76	62,935
		$2,003,307
Airlines – 0.1%
Alaska Air Group, Inc. (a)	472	$14,929
Delta Air Lines, Inc.	801	25,031
Ryanair Holdings PLC, ADR (a)	342	29,994
		$69,954
Alcoholic Beverages – 0.9%
Carlsberg Group	230	$27,444
China Resources Beer Holdings Co. Ltd.	14,000	74,068
Constellation Brands, Inc., “A”	100	23,415
Diageo PLC	8,084	306,345
Heineken N.V.	529	47,531
Kirin Holdings Co. Ltd.	2,900	40,674
Pernod Ricard S.A.	3,774	671,014
		$1,190,491
Apparel Manufacturers – 1.0%
Burberry Group PLC	918	$18,914
Canada Goose Holdings, Inc. (a)	2,938	32,612
Compagnie Financiere Richemont S.A.	1,728	204,029
Deckers Outdoor Corp. (a)	73	43,586
LVMH Moet Hennessy Louis Vuitton SE	1,071	766,480

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Apparel Manufacturers – continued
NIKE, Inc., “B”	582	$59,812
On Holding AG (a)	790	20,279
PVH Corp.	1,758	130,707
Skechers USA, Inc., “A” (a)	2,526	121,804
Under Amour, Inc., “C” (a)	4,361	28,041
Vestis Corp. (a)	564	8,624
VF Corp.	914	13,463
		$1,448,351
Automotive – 0.6%
Aptiv PLC (a)	418	$36,450
Bridgestone Corp.	1,200	45,278
Compagnie Generale des Etablissements Michelin	1,499	44,500
Copart, Inc. (a)	3,909	170,120
DENSO Corp.	3,700	54,844
Koito Manufacturing Co. Ltd.	2,600	38,863
Lear Corp.	859	111,464
LKQ Corp.	2,645	116,168
Methode Electronics, Inc.	867	19,828
Niterra Co. Ltd.	3,800	83,479
Stanley Electric Co. Ltd.	2,600	41,461
Visteon Corp. (a)	630	72,532
		$834,987
Biotechnology – 0.5%
Abcam PLC, ADR (a)	1,894	$43,410
Adaptive Biotechnologies Corp. (a)	2,181	9,684
AlloVir, Inc. (a)(l)	1,168	1,752
BioAtla, Inc. (a)	744	1,094
Biogen, Inc. (a)	1,077	255,830
CSL Ltd.	378	55,965
Exact Sciences Corp. (a)	239	14,720
Gilead Sciences, Inc.	3,404	267,350
Immunocore Holdings PLC, ADR (a)	404	17,938
Lyell Immunopharma, Inc. (a)(l)	1,481	2,451
MaxCyte, Inc. (a)	2,783	8,238
Oxford Nanopore Technologies PLC (a)	4,889	12,099
Prelude Therapeutics, Inc. (a)	717	1,212
Sana Biotechnology, Inc. (a)(l)	1,143	3,383
		$695,126

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Broadcasting – 0.3%
Netflix, Inc. (a)	626	$257,718
Nippon Television Holdings, Inc.	4,800	46,661
Omnicom Group, Inc.	1,575	117,984
Walt Disney Co. (a)	546	44,548
		$466,911
Brokerage & Asset Managers – 1.9%
Apollo Global Management, Inc.	3,137	$242,929
Bank of New York Mellon Corp.	5,737	243,823
Bolsa Mexicana de Valores S.A. de C.V.	30,900	48,178
Cboe Global Markets, Inc.	172	28,189
Charles Schwab Corp.	711	37,000
Citigroup, Inc.	19,343	763,855
CME Group, Inc.	592	126,368
Computershare Ltd.	7,857	123,989
Deutsche Boerse AG	998	163,889
Euronext N.V.	1,358	94,548
Evercore Partners, Inc.	310	40,356
GCM Grosvenor, Inc., “A”	4,634	37,304
Hamilton Lane, Inc., “A”	451	37,938
Hong Kong Exchanges & Clearing Ltd.	1,900	66,067
Invesco Ltd.	1,231	15,966
London Stock Exchange Group PLC	1,043	104,967
NASDAQ, Inc. (f)	4,453	220,869
Raymond James Financial, Inc.	585	55,832
Schroders PLC	13,601	61,158
TMX Group Ltd.	4,044	84,219
TPG, Inc.	741	20,481
WisdomTree Investments, Inc.	6,621	41,050
		$2,658,975
Business Services – 2.2%
Accenture PLC, “A”	2,128	$632,208
Amdocs Ltd.	318	25,491
Bunzl PLC	942	33,656
CoStar Group, Inc. (a)	4,508	330,932
Endava PLC, ADR (a)	514	25,782
Equifax, Inc. (f)	440	74,611
ExlService Holdings, Inc. (a)	2,522	65,849
Experian PLC	3,469	105,526
Global Payments, Inc.	268	28,467
HireRight Holdings Corp. (a)	2,374	21,865
Intertek Group PLC	1,979	92,372
Keywords Studios PLC	2,046	32,453

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Morningstar, Inc.	320	$81,037
MSCI, Inc.	799	376,768
Nomura Research Institute Ltd.	2,497	65,935
NS Solutions Corp.	2,700	78,068
Remitly Global, Inc. (a)	1,288	34,686
Secom Co. Ltd.	300	20,863
SGS S.A.	1,563	127,520
Thoughtworks Holding, Inc. (a)	11,815	40,053
TriNet Group, Inc. (a)	499	51,272
Tyler Technologies, Inc. (a)	302	112,616
Verisk Analytics, Inc., “A”	1,978	449,718
WNS (Holdings) Ltd., ADR (a)	1,438	78,112
		$2,985,860
Cable TV – 0.3%
Cable One, Inc.	43	$23,644
Comcast Corp., “A” (f)	8,127	335,564
		$359,208
Chemicals – 0.3%
Avient Corp.	1,228	$38,829
Eastman Chemical Co.	668	49,920
Element Solutions, Inc.	4,232	77,149
Givaudan S.A.	47	156,038
IMCD Group N.V.	191	23,033
		$344,969
Computer Software – 6.3%
ACI Worldwide, Inc. (a)	2,061	$41,983
Adobe Systems, Inc. (a)	1,009	536,849
Alkami Technology, Inc. (a)	2,662	47,783
ANSYS, Inc. (a)	776	215,930
Atlassian Corp. (a)	501	90,501
Autodesk, Inc. (a)	978	193,282
AvidXchange Holdings, Inc. (a)	2,306	19,924
Cadence Design Systems, Inc. (a)(f)	4,034	967,555
Check Point Software Technologies Ltd. (a)	170	22,822
Computer Modelling Group Ltd.	24,541	162,102
Dassault Systemes SE	5,586	230,404
Definitive Healthcare Corp. (a)	2,808	16,174
DoubleVerify Holdings, Inc. (a)	2,383	66,319
Dun & Bradstreet Holdings, Inc.	6,415	56,195
Intuit, Inc. (f)	218	107,899
Kinaxis, Inc. (a)	1,473	143,843

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Microsoft Corp. (f)	10,249	$3,465,289
NICE Systems Ltd., ADR (a)	108	16,670
Nutanix, Inc. (a)	9,050	327,519
OBIC Co. Ltd.	1,000	148,323
Pagerduty, Inc. (a)	2,476	49,941
Palo Alto Networks, Inc. (a)	1,830	444,727
Paycor HCM, Inc. (a)	1,771	38,218
Paylocity Holding Corp. (a)	183	32,830
Procore Technologies, Inc. (a)	841	51,377
Sabre Corp. (a)	6,823	23,880
Salesforce, Inc. (a)	324	65,069
SAP SE	5,296	709,663
Synopsys, Inc. (a)	839	393,860
Wisetech Global Ltd.	1,458	54,486
		$8,741,417
Computer Software - Systems – 3.6%
Alten S.A.	615	$72,781
Amadeus IT Group S.A.	10,203	582,918
Apple, Inc. (f)	13,966	2,384,974
Arista Networks, Inc. (a)	323	64,719
Cancom SE	1,329	33,074
Constellation Software, Inc.	141	282,662
Five9, Inc. (a)	1,031	59,664
Fujitsu Ltd.	700	90,623
Hitachi Ltd.	11,200	711,718
Q2 Holdings, Inc. (a)	1,492	44,805
Rapid7, Inc. (a)	852	39,609
Samsung Electronics Co. Ltd.	5,480	273,264
Seagate Technology Holdings PLC	372	25,389
ServiceNow, Inc. (a)	326	189,683
Softchoice Corp.	3,024	36,177
Venture Corp. Ltd.	6,400	54,743
Verint Systems, Inc. (a)	1,090	20,503
Zebra Technologies Corp., “A” (a)	142	29,739
		$4,997,045
Conglomerates – 0.0%
Ansell Ltd.	4,778	$64,316
Construction – 1.1%
Apartment Income Corp., REIT	876	$25,588
AZEK Co., Inc. (a)	1,739	45,562
Beacon Roofing Supply, Inc. (a)	2,028	144,333

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – continued
CRH PLC	3,871	$207,369
Essex Property Trust, Inc., REIT	176	37,650
Fortune Brands Innovations, Inc.	412	22,990
Masco Corp.	1,228	63,966
Mid-America Apartment Communities, Inc., REIT	143	16,895
Sherwin-Williams Co.	108	25,727
Stanley Black & Decker, Inc.	372	31,639
Summit Materials, Inc., “A” (a)	3,183	104,721
Techtronic Industries Co. Ltd.	6,500	58,950
Toll Brothers, Inc. (f)	4,577	323,640
Vulcan Materials Co.	2,309	453,695
		$1,562,725
Consumer Products – 1.7%
Church & Dwight Co., Inc.	1,388	$126,225
Colgate-Palmolive Co. (f)	4,863	365,309
e.l.f. Beauty, Inc. (a)	220	20,379
Estee Lauder Cos., Inc., “A”	539	69,461
Helen of Troy Ltd. (a)	355	34,904
International Flavors & Fragrances, Inc.	644	44,017
Kao Corp.	1,700	61,821
Kenvue, Inc.	10,008	186,149
Kimberly-Clark Corp.	2,718	325,182
Kobayashi Pharmaceutical Co. Ltd.	3,000	123,695
L’Oréal S.A.	544	228,026
Newell Brands, Inc.	6,720	45,158
ODDITY Tech Ltd. (a)	386	9,862
Prestige Consumer Healthcare, Inc. (a)	1,092	64,821
Reckitt Benckiser Group PLC	9,624	645,189
		$2,350,198
Consumer Services – 0.8%
Airbnb, Inc., “A” (a)(f)	899	$106,343
Asante, Inc. (l)	6,500	69,160
Avis Budget Group, Inc. (a)	99	16,117
Booking Holdings, Inc. (a)	190	530,016
Boyd Group Services, Inc.	260	44,328
Bright Horizons Family Solutions, Inc. (a)	1,284	95,093
Carsales.com Ltd.	1,701	30,046
European Wax Center, Inc., “A” (a)	2,851	42,109
Grand Canyon Education, Inc. (a)	339	40,114
Meitec Group Holdings, Inc.	6,200	109,253
Persol Holdings Co. Ltd.	14,500	21,739

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – continued
Seek Ltd.	1,124	$14,846
		$1,119,164
Containers – 0.2%
Ardagh Metal Packaging S.A. (l)	6,796	$22,902
Avery Dennison Corp.	210	36,555
Crown Holdings, Inc.	386	31,112
Graphic Packaging Holding Co.	3,162	68,015
Silgan Holdings, Inc.	853	34,171
Verallia	1,171	38,327
WestRock Co.	1,225	44,014
		$275,096
Electrical Equipment – 2.0%
AMETEK, Inc.	2,572	$362,061
Berry Global, Inc.	1,334	73,370
Johnson Controls International PLC	1,619	79,363
Legrand S.A.	3,028	261,548
Littlefuse, Inc.	180	39,001
Mitsubishi Electric Corp.	26,400	307,560
nVent Electric PLC	2,149	103,431
Rockwell Automation, Inc.	440	115,636
Schneider Electric SE	7,734	1,189,294
Sensata Technologies Holding PLC	3,253	103,706
TE Connectivity Ltd.	474	55,861
TriMas Corp.	2,005	48,541
		$2,739,372
Electronics – 3.6%
Advanced Energy Industries, Inc.	623	$54,363
Allegro MicroSystems, Inc. (a)	1,369	35,539
Analog Devices, Inc.	3,039	478,126
Applied Materials, Inc.	5,255	695,499
ASM International N.V.	630	260,556
ASM Pacific Technology Ltd.	5,000	42,419
ASML Holding N.V.	64	38,500
ASML Holding N.V., ADR	296	177,248
Cohu, Inc. (a)	1,020	30,743
Corning, Inc.	1,125	30,105
Flex Ltd. (a)	2,137	54,964
Formfactor, Inc. (a)	1,232	41,740
Intel Corp.	4,108	149,942
KLA Corp.	110	51,667
Kyocera Corp.	1,000	49,388

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Lam Research Corp.	465	$273,522
Marvell Technology, Inc.	1,224	57,797
Melexis N.V.	319	23,507
Monolithic Power Systems, Inc.	447	197,458
Nova Ltd. (a)	214	20,324
NVIDIA Corp. (f)	3,018	1,230,740
NXP Semiconductors N.V.	715	123,287
ON Semiconductor Corp. (a)	537	33,638
Onto Innovation, Inc. (a)	403	45,285
Plexus Corp. (a)	408	40,115
ROHM Co. Ltd.	1,700	27,108
Taiwan Semiconductor Manufacturing Co. Ltd.	3,654	60,202
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,048	608,313
		$4,932,095
Energy - Independent – 2.2%
Chesapeake Energy Corp. (l)	485	$41,749
CNX Resources Corp. (a)	2,569	55,799
ConocoPhillips (s)	2,735	324,918
Diamondback Energy, Inc.	1,415	226,853
Hess Corp. (f)	775	111,910
Marathon Petroleum Corp.	1,776	268,620
Matador Resources Co.	1,477	91,116
Permian Resources Corp.	7,488	109,100
Phillips 66	1,674	190,953
Pioneer Natural Resources Co.	1,773	423,747
Reliance Industries Ltd.	13,095	361,178
Valero Energy Corp.	2,968	376,936
Viper Energy Partners LP	1,880	53,542
Woodside Energy Group Ltd.	16,747	363,960
		$3,000,381
Energy - Integrated – 0.9%
Eni S.p.A.	4,809	$78,504
Exxon Mobil Corp. (f)	2,188	231,600
Galp Energia SGPS S.A., “B”	5,471	82,363
Shell PLC	6,929	222,686
TotalEnergies SE	9,610	643,615
		$1,258,768

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Renewables – 0.0%
AES Corp.	2,196	$32,720
Nextracker, Inc. “A” (a)	384	13,348
		$46,068
Engineering - Construction – 0.4%
Comfort Systems USA, Inc.	411	$74,740
Corporacion Inmobiliaria Vesta S.A.B. de C.V., ADR	863	27,133
EMCOR Group, Inc.	1,128	233,101
Jacobs Solutions, Inc.	651	86,778
Prologis Property Mexico S.A. de C.V., REIT	17,645	63,234
Quanta Services, Inc.	202	33,758
TopBuild Corp. (a)	286	65,426
		$584,170
Entertainment – 0.2%
CTS Eventim AG	1,090	$65,798
Spotify Technology S.A. (a)	779	128,348
Vivid Seats, Inc., “A” (a)	4,390	25,813
		$219,959
Food & Beverages – 2.3%
Archer Daniels Midland Co.	5,383	$385,261
Britvic PLC	7,014	71,441
Chocoladefabriken Lindt & Sprungli AG	31	343,660
Coca-Cola Co.	3,754	212,063
Coca-Cola Europacific Partners PLC	649	37,973
Danone S.A.	789	46,998
Duckhorn Portfolio, Inc. (a)	4,356	45,433
General Mills, Inc.	423	27,597
Hostess Brands, Inc. (a)	334	11,156
Ingredion, Inc.	544	50,907
Mondelez International, Inc.	503	33,304
Morinaga & Co. Ltd.	3,100	112,012
Nestle S.A.	9,042	975,486
Nestle S.A., ADR	2,902	312,719
Nomad Foods Ltd. (a)	4,100	56,662
Oatly Group AB, ADR (a)(l)	9,375	4,551
PepsiCo, Inc.	264	43,106
S Foods, Inc.	3,800	80,104
Toyo Suisan Kaisha Ltd.	5,800	267,026
WK Kellogg Co. (a)	1,448	14,509
		$3,131,968

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 0.4%
Albertsons Cos., Inc., “A”	1,633	$35,436
JM Holdings Co. Ltd.	5,500	75,194
Kroger Co. (f)	5,750	260,878
Patlac Corp.	2,300	74,413
Seven & I Holdings Co. Ltd.	300	10,920
Sundrug Co. Ltd.	3,800	102,987
		$559,828
Forest & Paper Products – 0.3%
Suzano Papel e Celulose S.A., ADR	5,646	$57,702
Weyerhaeuser Co., REIT	12,988	372,626
		$430,328
Furniture & Appliances – 0.0%
Howden Joinery Group PLC	7,102	$55,038
Gaming & Lodging – 0.7%
Aristocrat Leisure Ltd.	1,689	$41,904
DraftKings, Inc. (a)	2,558	70,652
Flutter Entertainment PLC (a)	1,401	220,435
Genius Sports Ltd. (a)	6,177	30,144
Hyatt Hotels Corp.	1,112	113,913
International Game Technology PLC	3,067	77,963
Marriott International, Inc., “A”	1,343	253,236
MGM Resorts International	1,847	64,497
Penn Entertainment, Inc. (a)	2,258	44,551
Sands China Ltd. (a)	9,200	24,689
Whitbread PLC	759	30,772
		$972,756
General Merchandise – 0.2%
Dollar General Corp.	389	$46,307
Dollarama, Inc.	2,305	157,407
Five Below, Inc. (a)	379	65,938
Ollie's Bargain Outlet Holdings, Inc. (a)	639	49,356
		$319,008
Health Maintenance Organizations – 0.8%
Cigna Group (f)	3,090	$955,428
Humana, Inc.	201	105,262
		$1,060,690

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 4.3%
AIA Group Ltd.	61,400	$534,744
American International Group, Inc.	7,787	477,421
Ameriprise Financial, Inc.	2,413	759,057
Aon PLC	1,559	482,355
Arthur J. Gallagher & Co.	2,146	505,362
Assurant, Inc.	731	108,846
Beazley PLC	33,375	209,608
Chubb Ltd.	252	54,084
Cincinnati Financial Corp.	163	16,246
CNO Financial Group, Inc.	1,881	43,602
Corebridge Financial, Inc.	18,630	372,600
Equitable Holdings, Inc.	23,122	614,352
Everest Group Ltd.	116	45,892
Hanover Insurance Group, Inc.	589	69,037
Hartford Financial Services Group, Inc.	1,084	79,620
Hiscox Ltd.	2,462	28,167
Marsh & McLennan Cos., Inc.	1,790	339,473
MetLife, Inc. (f)	4,864	291,889
Progressive Corp.	3,227	510,156
Selective Insurance Group, Inc.	365	38,000
Steadfast Group Ltd.	15,651	54,147
Voya Financial, Inc.	686	45,804
Willis Towers Watson PLC	471	111,104
Zurich Insurance Group AG	177	83,864
		$5,875,430
Internet – 3.0%
Alphabet, Inc., “A” (a)(s)	10,312	$1,279,513
Alphabet, Inc., “C” (a)	6,863	859,934
Gartner, Inc. (a)	516	171,333
MakeMyTrip Ltd. (a)	903	34,973
Meta Platforms, Inc., “A” (a)(f)	4,623	1,392,771
NAVER Corp.	1,182	165,723
Tencent Holdings Ltd.	7,500	277,836
		$4,182,083
Leisure & Toys – 0.4%
Brunswick Corp.	1,596	$110,874
Corsair Gaming, Inc. (a)	1,279	16,358
Electronic Arts, Inc.	462	57,191
Funko, Inc., “A” (a)	3,259	25,127
Hasbro, Inc.	685	30,928
Hayward Holdings, Inc. (a)	3,167	33,254
Mattel, Inc. (a)	1,913	36,500

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – continued
Take-Two Interactive Software, Inc. (a)	875	$117,031
VTech Holdings Ltd.	17,200	100,221
Yamaha Corp.	700	18,660
		$546,144
Machinery & Tools – 2.8%
AGCO Corp. (f)	4,927	$564,930
Assa Abloy AB	14,042	299,249
Azbil Corp.	2,300	67,985
Crane Co.	793	77,183
Daikin Industries Ltd.	600	86,407
Eaton Corp. PLC	1,530	318,102
ESAB Corp.	583	36,904
Flowserve Corp.	915	33,599
GEA Group AG	11,780	401,728
Illinois Tool Works, Inc.	988	221,431
Ingersoll Rand, Inc.	976	59,224
ITT, Inc.	738	68,892
PACCAR, Inc.	705	58,184
RB Global, Inc.	1,209	79,069
RB Global, Inc.	6,242	408,481
Regal Rexnord Corp.	712	84,308
SIG Combibloc Group AG	4,711	104,014
SMC Corp.	200	92,175
Spirax-Sarco Engineering PLC	1,883	187,859
Timken Co.	3,288	227,266
Toyota Industries Corp.	900	66,884
Wabtec Corp.	2,121	224,868
Weir Group PLC	1,778	37,032
		$3,805,774
Major Banks – 1.8%
Bank of America Corp.	6,558	$172,738
Bank of Ireland Group PLC	31,446	281,157
BNP Paribas	1,800	103,400
DBS Group Holdings Ltd.	10,800	259,675
JPMorgan Chase & Co.	4,717	655,946
Mitsubishi UFJ Financial Group, Inc.	8,600	72,260
Morgan Stanley	4,026	285,121
NatWest Group PLC	106,942	232,541
PNC Financial Services Group, Inc.	245	28,045
Regions Financial Corp.	2,370	34,436
Resona Holdings, Inc.	56,800	304,107

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
UBS AG	3,096	$72,223
		$2,501,649
Medical & Health Technology & Services – 1.8%
Cardinal Health, Inc.	3,772	$343,252
Cencora, Inc.	361	66,839
Certara, Inc. (a)	3,050	37,180
Fortrea Holdings, Inc. (a)	608	17,267
HealthEquity, Inc. (a)	843	60,426
ICON PLC (a)	1,089	265,672
IDEXX Laboratories, Inc. (a)	212	84,688
IQVIA Holdings, Inc. (a)	1,129	204,157
Laboratory Corp. of America Holdings	153	30,559
McKesson Corp.	2,705	1,231,749
Universal Health Services, Inc.	374	47,083
Veeva Systems, Inc. (a)	602	116,011
		$2,504,883
Medical Equipment – 2.2%
Agilent Technologies, Inc.	1,585	$163,841
Agiliti Health, Inc. (a)	1,579	8,890
Align Technology, Inc. (a)	427	78,820
Becton, Dickinson and Co.	131	33,114
Boston Scientific Corp. (a)	5,892	301,611
Bruker BioSciences Corp.	645	36,765
ConvaTec Group PLC	16,460	40,959
CryoPort, Inc. (a)(l)	1,998	19,381
Eiken Chemical Co. Ltd.	7,500	73,846
Envista Holdings Corp. (a)	3,333	77,559
EssilorLuxottica	2,370	428,622
Gerresheimer AG	1,628	151,415
Hogy Medical Co. Ltd.	2,600	56,323
Inari Medical, Inc. (a)	388	23,555
JEOL Ltd.	2,900	81,845
Maravai Lifesciences Holdings, Inc., “A” (a)	3,710	25,451
Masimo Corp. (a)	778	63,119
Medtronic PLC	548	38,667
Nihon Kohden Corp.	2,400	56,638
Olympus Corp.	900	12,063
OptiNose, Inc. (a)	3,975	4,492
Outset Medical, Inc. (a)	910	3,221
PROCEPT BioRobotics Corp. (a)(l)	921	24,674
QIAGEN N.V. (a)	6,606	244,820
QuidelOrtho Corp. (a)	476	29,074

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Revvity, Inc.	221	$18,310
Shimadzu Corp.	7,400	174,793
Shockwave Medical, Inc. (a)	252	51,977
Smith & Nephew PLC	5,416	60,449
Sotera Health Co. (a)	882	11,166
STERIS PLC	1,137	238,747
Teleflex, Inc.	115	21,246
Terumo Corp.	1,600	43,618
Thermo Fisher Scientific, Inc. (s)	314	139,658
Waters Corp. (a)	259	61,779
West Pharmaceutical Services, Inc.	202	64,295
Zimmer Biomet Holdings, Inc.	355	37,066
		$3,001,869
Metals & Mining – 0.4%
Commercial Metals Co.	991	$41,909
Glencore PLC	52,007	275,067
Kaiser Aluminum Corp.	259	14,711
United States Steel Corp.	6,700	227,063
		$558,750
Natural Gas - Distribution – 0.2%
Atmos Energy Corp.	280	$30,145
China Resources Gas Group Ltd.	6,600	19,525
DCC PLC	1,693	93,936
Italgas S.p.A.	18,527	94,300
New Jersey Resources Corp.	870	35,305
ONE Gas, Inc.	707	42,703
		$315,914
Natural Gas - Pipeline – 0.1%
APA Group	3,887	$20,417
Plains GP Holdings LP	5,579	87,479
Targa Resources Corp.	588	49,163
		$157,059
Network & Telecom – 0.6%
Equinix, Inc., REIT	333	$242,970
Fortinet, Inc. (a)	6,099	348,680
Motorola Solutions, Inc.	173	48,174
Qualcomm, Inc.	1,285	140,052
		$779,876

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Oil Services – 0.3%
Cactus, Inc., “A”	897	$42,105
ChampionX Corp.	3,113	95,880
Expro Group Holdings N.V. (a)	1,844	29,043
Halliburton Co.	920	36,193
Helmerich & Payne	1,208	47,800
Schlumberger Ltd.	427	23,767
TechnipFMC PLC (a)	5,882	126,581
Tenaris S.A., ADR	2,378	74,479
		$475,848
Other Banks & Diversified Financials – 2.7%
AIB Group PLC	64,972	$281,450
Air Lease Corp.	1,533	53,088
American Express Co. (f)	2,038	297,609
Banc of California, Inc.	2,106	23,608
Bank of Hawaii Corp.	520	25,683
Brookline Bancorp, Inc.	3,559	28,970
CaixaBank S.A.	40,276	163,432
Cathay General Bancorp, Inc.	1,526	51,747
Chiba Bank Ltd.	48,200	359,037
Columbia Banking System, Inc.	3,723	73,231
Credicorp Ltd.	1,517	189,564
East West Bancorp, Inc.	1,567	84,022
Element Fleet Management Corp.	2,572	34,794
First Hawaiian, Inc.	1,784	31,987
First Interstate BancSystem, Inc.	1,663	38,365
Glacier Bancorp, Inc.	1,056	31,881
HDFC Bank Ltd.	2,964	52,620
HDFC Bank Ltd., ADR	5,512	311,704
Herc Holdings, Inc.	295	31,503
Julius Baer Group Ltd.	1,375	81,433
M&T Bank Corp.	405	45,664
Macquarie Group Ltd.	517	53,317
Metropolitan Bank & Trust Co.	99,617	91,822
Moody's Corp.	66	20,328
Northern Trust Corp.	979	64,526
Pacific Premier Bancorp, Inc.	2,255	42,845
Prosperity Bancshares, Inc.	1,290	70,357
Sandy Spring Bancorp, Inc.	855	17,485
SLM Corp.	13,198	171,574
Texas Capital Bancshares, Inc. (a)	590	32,485
UMB Financial Corp.	322	20,196
United Community Bank, Inc.	1,558	34,416

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Visa, Inc., “A” (s)	3,267	$768,072
Wintrust Financial Corp.	304	22,706
Zions Bancorporation NA	668	20,608
		$3,722,129
Pharmaceuticals – 3.3%
AbbVie, Inc.	244	$34,448
ACELYRIN, Inc. (a)	858	8,739
Amicus Therapeutics, Inc. (a)	2,200	24,134
Annexon, Inc. (a)	1,085	2,463
Argenx SE, ADR (a)	113	53,061
Ascendis Pharma, ADR (a)	134	11,968
Bayer AG	4,693	201,680
Bristol-Myers Squibb Co.	3,424	176,439
Collegium Pharmaceutical, Inc. (a)	946	20,585
Eli Lilly & Co. (f)	681	377,226
Harmony Biosciences Holdings (a)	697	16,407
Incyte Corp. (a)	936	50,479
Jazz Pharmaceuticals PLC (a)	413	52,459
Johnson & Johnson	3,352	497,236
Kymera Therapeutics, Inc. (a)	551	6,430
Kyowa Kirin Co. Ltd.	2,900	45,735
Legend Biotech Corp., ADR (a)	1,713	113,178
Merck & Co., Inc. (f)	2,463	252,950
Merck KGaA	455	68,532
Neurocrine Biosciences, Inc. (a)	239	26,515
Novartis AG	2,091	195,213
Novo Nordisk A.S., “B”	2,133	205,697
Organon & Co.	14,268	211,024
Pfizer, Inc. (s)	10,445	319,199
Roche Holding AG	2,937	758,766
Sanofi	538	49,101
Santen Pharmaceutical Co. Ltd.	3,400	29,453
SpringWorks Therapeutics, Inc. (a)	526	12,045
Suzuken Co. Ltd./Aichi Japan	3,200	97,860
Vertex Pharmaceuticals, Inc. (a)	1,450	525,060
Zoetis, Inc.	718	112,726
		$4,556,808

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pollution Control – 0.2%
GFL Environmental, Inc.	4,180	$120,468
Republic Services, Inc.	237	35,192
Waste Connections, Inc.	657	85,081
		$240,741
Precious Metals & Minerals – 0.8%
Agnico Eagle Mines Ltd.	1,783	$83,625
Agnico Eagle Mines Ltd.	1,398	65,580
Franco-Nevada Corp.	6,272	762,997
Wheaton Precious Metals Corp.	4,567	192,889
		$1,105,091
Printing & Publishing – 0.1%
Wolters Kluwer N.V.	1,229	$158,035
Railroad & Shipping – 0.3%
Canadian Pacific Kansas City Ltd.	455	$32,291
CSX Corp.	5,391	160,921
Norfolk Southern Corp.	155	29,573
Sankyu, Inc.	2,100	63,073
Union Pacific Corp.	781	162,143
		$448,001
Real Estate – 1.1%
Brixmor Property Group, Inc., REIT	3,630	$75,468
Broadstone Net Lease, Inc., REIT	3,525	49,879
Capland Ascendas, REIT	35,902	68,177
Cushman & Wakefield PLC (a)	2,851	21,012
Douglas Emmett, Inc., REIT	801	8,979
Empire State Realty Trust, REIT, “A”	5,344	43,233
Extra Space Storage, Inc., REIT	587	60,807
Host Hotels & Resorts, Inc., REIT	1,928	29,845
Jones Lang LaSalle, Inc. (a)	256	32,748
LEG Immobilien SE (a)	1,076	66,990
LXP Industrial Trust, REIT	4,244	33,570
National Storage Affiliates Trust, REIT	1,298	37,019
Phillips Edison & Co., REIT	2,105	74,328
Prologis, Inc., REIT	2,613	263,260
Simon Property Group, Inc., REIT	2,017	221,648
Spirit Realty Capital, Inc., REIT	633	22,782
STAG Industrial, Inc., REIT	2,469	82,020
Sun Communities, Inc., REIT	334	37,154
TAG Immobilien AG (a)	16,914	184,068
Two Harbors Investment Corp., REIT	2,300	26,703

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
VICI Properties, Inc., REIT	1,866	$52,061
W.P. Carey, Inc., REIT	706	37,877
		$1,529,628
Restaurants – 0.4%
Aramark	1,129	$30,404
Chipotle Mexican Grill, Inc., “A” (a)	54	104,879
Greggs PLC	3,576	103,011
Jack in the Box, Inc.	367	23,187
Sodexo	995	105,330
Starbucks Corp.	342	31,546
U.S. Foods Holding Corp. (a)	2,345	91,314
Wendy's Co.	2,853	54,264
Yum China Holdings, Inc.	641	33,691
		$577,626
Specialty Chemicals – 2.1%
Air Products & Chemicals, Inc.	487	$137,548
Akzo Nobel N.V.	423	28,409
Ashland, Inc.	1,491	114,255
Axalta Coating Systems Ltd. (a)	3,907	102,481
Chemours Co.	10,629	256,265
Corteva, Inc.	1,189	57,238
Croda International PLC	2,034	108,234
Dow, Inc.	555	26,829
DuPont de Nemours, Inc.	1,236	90,080
Kansai Paint Co. Ltd.	5,600	82,136
Linde PLC	3,329	1,272,211
Nitto Denko Corp.	1,000	64,838
Novozymes A/S	2,060	92,461
Quaker Chemical Corp.	187	26,876
Sika AG	1,461	348,366
Symrise AG	606	61,684
		$2,869,911
Specialty Stores – 2.7%
ACV Auctions, Inc. (a)	2,229	$29,713
Amazon.com, Inc. (a)(f)	10,348	1,377,215
AutoZone, Inc. (a)	176	435,975
Builders FirstSource, Inc. (a)	3,174	344,443
Chewy, Inc., “A” (a)	1,801	34,813
Costco Wholesale Corp. (f)	214	118,222
Home Depot, Inc. (f)	176	50,106
Lowe's Cos., Inc.	1,567	298,623

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Lululemon Athletica, Inc. (a)	433	$170,377
Monro Muffler Brake, Inc.	745	18,491
O'Reilly Automotive, Inc. (a)	619	575,942
Ross Stores, Inc.	561	65,059
Ryohin Keikaku Co. Ltd.	3,800	53,186
Target Corp.	182	20,164
Ulta Beauty, Inc. (a)	180	68,636
ZOZO, Inc.	3,300	62,652
Zumiez, Inc. (a)	1,605	26,370
		$3,749,987
Telecommunications - Wireless – 0.3%
Advanced Info Service Public Co. Ltd.	6,500	$39,786
Cellnex Telecom S.A.	3,406	100,393
Etihad Etisalat Co.	6,199	76,174
Infrastrutture Wireless Italiane S.p.A.	8,471	92,747
KDDI Corp.	1,600	47,730
Liberty Broadband Corp. (a)	367	30,575
SBA Communications Corp., REIT	257	53,618
SoftBank Group Corp.	500	20,512
T-Mobile USA, Inc.	70	10,070
		$471,605
Telephone Services – 0.2%
AT&T, Inc. (f)	15,720	$242,088
Hellenic Telecommunications Organization S.A.	1,736	24,302
		$266,390
Tobacco – 0.5%
Altria Group, Inc.	13,484	$541,652
British American Tobacco PLC	2,929	87,364
Philip Morris International, Inc. (f)	284	25,321
		$654,337
Trucking – 0.4%
Knight-Swift Transportation Holdings, Inc.	1,550	$75,780
RXO, Inc. (a)	2,193	38,399
Schneider National, Inc.	1,665	42,175
Seino Holdings Co. Ltd.	9,200	133,628
SG Holdings Co. Ltd.	3,800	53,807
XPO Logistics, Inc. (a)	1,688	127,967
Yamato Holdings Co. Ltd.	2,800	46,706
		$518,462

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 2.0%
Alliant Energy Corp.	480	$23,419
Black Hills Corp.	928	44,869
CenterPoint Energy, Inc.	1,494	40,159
CLP Holdings Ltd.	3,500	25,688
CMS Energy Corp.	1,111	60,372
Dominion Energy, Inc. (f)	6,317	254,701
Duke Energy Corp. (f)	3,660	325,337
E.ON SE	3,358	39,866
Edison International	3,416	215,413
Eversource Energy	488	26,249
Iberdrola S.A.	6,708	74,755
NorthWestern Corp.	1,008	48,394
NRG Energy, Inc.	2,412	102,221
PG&E Corp. (a)	23,222	378,519
Pinnacle West Capital Corp.	572	42,431
Portland General Electric Co.	1,448	57,949
PPL Corp.	779	19,140
Public Service Enterprise Group, Inc.	852	52,526
Sempra Energy	601	42,088
Southern Co.	4,485	301,840
Vistra Corp.	19,630	642,294
		$2,818,230
Total Common Stocks (Identified Cost, $76,173,868)		$99,870,789
Bonds – 18.9%
Aerospace & Defense – 0.4%
Boeing Co., 2.196%, 2/04/2026	$65,000	$59,724
Boeing Co., 5.15%, 5/01/2030	42,000	39,352
Boeing Co., 5.805%, 5/01/2050	186,000	160,128
General Dynamics Corp., 3.625%, 4/01/2030	96,000	85,375
L3 Harris Technologies, Inc., 5.4%, 1/15/2027	142,000	139,456
L3 Harris Technologies, Inc., 5.4%, 7/31/2033	62,000	57,934
		$541,969
Apparel Manufacturers – 0.0%
Tapestry, Inc., 4.125%, 7/15/2027	$52,000	$47,099
Tapestry, Inc., 3.05%, 3/15/2032	37,000	26,547
		$73,646

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – 0.7%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.02%, 11/15/2054 (i)	$986,481	$48,243
ACREC 2021-FL1 Ltd., “A”, FLR, 6.599% ((SOFR - 1mo. + 0.11448%) + 1.15%), 10/16/2036 (n)	108,179	106,270
ARI Fleet Lease Trust, 2023-A, “A2”, 5.41%, 2/17/2032 (n)	100,000	99,063
BDS 2021-FL7 Ltd., “B”, FLR, 6.949% ((SOFR - 1mo. + 0.11448%) + 1.5%), 6/16/2036 (n)	100,000	97,762
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.262%, 7/15/2054 (i)	1,214,337	78,235
KREF 2018-FT1 Ltd., “A”, FLR, 6.52% ((SOFR - 1mo. + 0.11448%) + 1.07%), 2/15/2039 (n)	100,000	97,404
KREF 2018-FT1 Ltd., “AS”, FLR, 6.75% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	100,000	93,570
LAD Auto Receivables Trust, 2023-2A, “A2”, 5.93%, 6/15/2027 (n)	84,601	84,280
PFP III 2021-8 Ltd., “A”, FLR, 6.449% ((SOFR - 1mo. + 0.11448%) + 1%), 8/09/2037 (n)	39,403	38,747
PFP III 2021-8 Ltd., “AS”, FLR, 6.699% ((SOFR - 1mo. + 0.11448%) + 1.25%), 8/09/2037 (n)	104,000	100,243
SBNA Auto Lease Trust, 2023-A, “A2”, 6.27%, 4/19/2026 (n)	59,000	59,021
Toyota Lease Owner Trust, 2023-A, “A2”, 5.3%, 8/20/2025 (n)	25,109	24,964
		$927,802
Automotive – 0.0%
Hyundai Capital America, 6.375%, 4/08/2030 (n)	$60,000	$59,064
Broadcasting – 0.4%
Activision Blizzard, Inc., 2.5%, 9/15/2050	$113,000	$63,169
Discovery Communications LLC, 4%, 9/15/2055	65,000	37,335
Walt Disney Co., 3.35%, 3/24/2025	80,000	77,494
Walt Disney Co., 3.5%, 5/13/2040	141,000	101,357
Walt Disney Co., 3.8%, 5/13/2060	150,000	97,813
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032	94,000	77,937
WarnerMedia Holdings, Inc., 5.391%, 3/15/2062	60,000	42,022
		$497,127
Brokerage & Asset Managers – 0.3%
Brookfield Finance, Inc., 2.34%, 1/30/2032	$106,000	$77,172
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	53,000	51,020
Charles Schwab Corp., 1.95%, 12/01/2031	53,000	37,719
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day+ 2.01%) to 8/24/2034	62,000	58,069
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	120,000	109,734
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	84,000	70,353
		$404,067

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Building – 0.1%
Vulcan Materials Co., 3.5%, 6/01/2030	$153,000	$130,554
Vulcan Materials Co., 4.5%, 6/15/2047	34,000	25,944
		$156,498
Business Services – 0.4%
Equifax, Inc., 3.1%, 5/15/2030	$100,000	$82,094
Equifax, Inc., 2.35%, 9/15/2031	66,000	49,092
Fiserv, Inc., 4.4%, 7/01/2049	134,000	97,221
Mastercard, Inc., 3.85%, 3/26/2050	143,000	104,485
Visa, Inc., 2.05%, 4/15/2030	131,000	105,974
Visa, Inc., 2.7%, 4/15/2040	88,000	58,869
Visa, Inc., 2%, 8/15/2050	107,000	54,640
		$552,375
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$93,000	$84,054
Comcast Corp., 4.8%, 5/15/2033	98,000	89,383
Comcast Corp., 3.75%, 4/01/2040	65,000	47,768
Comcast Corp., 5.35%, 5/15/2053	98,000	84,313
Cox Communications, Inc., 5.7%, 6/15/2033 (n)	112,000	105,318
		$410,836
Chemicals – 0.1%
RPM International, Inc., 4.55%, 3/01/2029	$105,000	$96,653
Computer Software – 0.2%
Cisco Systems, Inc., 5.5%, 1/15/2040	$53,000	$50,296
Microsoft Corp., 2.525%, 6/01/2050	206,000	117,919
Oracle Corp., 5.55%, 2/06/2053	76,000	63,140
		$231,355
Computer Software - Systems – 0.2%
Apple, Inc., 1.7%, 8/05/2031	$288,000	$221,656
Apple, Inc., 2.65%, 5/11/2050	196,000	113,455
		$335,111
Conglomerates – 0.2%
nVent Finance S.à r.l., 5.65%, 5/15/2033	$87,000	$78,982
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	79,000	75,571
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)	68,000	63,987
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	141,000	131,468
		$350,008

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Products – 0.3%
Kenvue, Inc., 5%, 3/22/2030	$112,000	$107,776
Kenvue, Inc., 5.1%, 3/22/2043	71,000	62,812
Kenvue, Inc., 5.05%, 3/22/2053	75,000	64,439
Mattel, Inc., 3.75%, 4/01/2029 (n)	157,000	134,304
		$369,331
Consumer Services – 0.2%
Booking Holdings, Inc., 3.55%, 3/15/2028	$84,000	$77,677
Booking Holdings, Inc., 4.625%, 4/13/2030	56,000	52,174
CBRE Group, Inc., 5.95%, 8/15/2034	177,000	160,926
		$290,777
Containers – 0.0%
Berry Global, Inc., 5.5%, 4/15/2028 (n)	$63,000	$60,289
Electronics – 0.2%
Intel Corp., 5.2%, 2/10/2033	$98,000	$92,519
Intel Corp., 5.7%, 2/10/2053	114,000	102,022
Lam Research Corp., 1.9%, 6/15/2030	32,000	25,180
Lam Research Corp., 4.875%, 3/15/2049	122,000	100,631
		$320,352
Emerging Market Sovereign – 0.1%
United Mexican States, 6.338%, 5/04/2053	$200,000	$174,844
Energy - Independent – 0.2%
EQT Corp., 3.625%, 5/15/2031 (n)	$65,000	$53,521
Occidental Petroleum Corp., 6.125%, 1/01/2031	53,000	51,832
Occidental Petroleum Corp., 4.4%, 4/15/2046	51,000	36,382
Pioneer Natural Resources Co., 1.9%, 8/15/2030	102,000	79,695
		$221,430
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$84,000	$65,066
BP Capital Markets America, Inc., 4.812%, 2/13/2033	78,000	71,268
BP Capital Markets America, Inc., 3.001%, 3/17/2052	91,000	52,860
Eni S.p.A., 4.75%, 9/12/2028 (n)	200,000	188,872
		$378,066
Financial Institutions – 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$150,000	$134,655
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	43,000	40,136
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	94,000	87,619
		$262,410

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – 1.1%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	$185,000	$167,835
Bacardi Ltd., 5.15%, 5/15/2038 (n)	214,000	179,558
Constellation Brands, Inc., 2.25%, 8/01/2031	51,000	38,755
Constellation Brands, Inc., 4.1%, 2/15/2048	172,000	121,623
Diageo Capital PLC, 5.625%, 10/05/2033	205,000	201,239
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029	69,000	56,809
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031	47,000	36,522
JM Smucker Co., 6.5%, 11/15/2053	104,000	98,059
Kraft Heinz Foods Co., 4.875%, 10/01/2049	90,000	70,461
Kraft Heinz Foods Co., 5.5%, 6/01/2050	98,000	84,110
Mars, Inc., 4.55%, 4/20/2028 (n)	150,000	144,142
Mars, Inc., 4.75%, 4/20/2033 (n)	130,000	119,344
SYSCO Corp., 2.45%, 12/14/2031	226,000	172,428
SYSCO Corp., 4.45%, 3/15/2048	52,000	38,500
		$1,529,385
Gaming & Lodging – 0.2%
Marriott International, Inc., 2.85%, 4/15/2031	$157,000	$123,377
Marriott International, Inc., 3.5%, 10/15/2032	128,000	101,619
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	47,000	43,377
		$268,373
Industrial – 0.1%
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	$234,000	$125,143
Insurance – 0.2%
Corebridge Financial, Inc., 3.9%, 4/05/2032	$115,000	$94,072
Corebridge Financial, Inc., 4.35%, 4/05/2042	119,000	86,282
Equitable Holdings, Inc., 5.594%, 1/11/2033	112,000	103,128
		$283,482
Insurance - Health – 0.4%
Centene Corp., 2.625%, 8/01/2031	$109,000	$81,859
Humana, Inc., 4.95%, 10/01/2044	100,000	79,948
Humana, Inc., 5.5%, 3/15/2053	17,000	14,643
UnitedHealth Group, Inc., 5.3%, 2/15/2030	90,000	88,347
UnitedHealth Group, Inc., 2.3%, 5/15/2031	144,000	113,307
UnitedHealth Group, Inc., 4.625%, 7/15/2035	64,000	56,897
UnitedHealth Group, Inc., 5.875%, 2/15/2053	65,000	61,470
		$496,471

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – 0.4%
American International Group, Inc., 5.125%, 3/27/2033	$87,000	$79,114
Aon Corp./Aon Global Holdings PLC, 2.05%, 8/23/2031	75,000	55,521
Arthur J. Gallagher & Co., 6.5%, 2/15/2034 (w)	83,000	82,379
Arthur J. Gallagher & Co., 6.75%, 2/15/2054 (w)	63,000	61,904
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	76,000	61,192
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	53,000	48,968
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033	115,000	105,796
		$494,874
International Market Quasi-Sovereign – 0.2%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$200,000	$200,092
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	200,000	147,744
		$347,836
International Market Sovereign – 0.1%
Government of Bermuda, 5%, 7/15/2032 (n)	$200,000	$182,014
Machinery & Tools – 0.3%
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	$200,000	$179,226
CNH Industrial Capital LLC, 5.5%, 1/12/2029	101,000	97,898
CNH Industrial N.V., 3.85%, 11/15/2027	147,000	135,471
		$412,595
Major Banks – 3.6%
Bank of America Corp., 4.376% to 4/27/2027, FLR (SOFR - 1 day + 1.58%) to 4/27/2028	$86,000	$80,280
Bank of America Corp., 3.419% to 12/20/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.04%) to 12/20/2028	168,000	149,542
Bank of America Corp., 5.819% to 9/15/2028, FLR (SOFR - 1 day + 1.57%) to 9/15/2029	106,000	103,215
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	204,000	156,417
Bank of America Corp., 5.872% to 9/15/2033, FLR (SOFR - 1 day + 1.84%) to 9/15/2034	104,000	97,934
Bank of New York Mellon Corp., 5.802% to 10/25/2027, FLR (SOFR - 1 day + 1.802%) to 10/25/2028	41,000	40,471
Bank of New York Mellon Corp., 5.834% to 10/25/2032, FLR (SOFR - 1 day + 2.074%) to 10/25/2033	40,000	38,313
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	200,000	146,034
Capital One Financial Corp., 6.312% to 6/08/2028, FLR (SOFR - 1 day + 2.640%) to 6/08/2029	54,000	51,704
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034	24,000	21,886

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	$200,000	$122,014
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	250,000	222,928
Goldman Sachs Group, Inc., 2.64% to 2/24/2027, FLR (SOFR - 1 day + 1.114%) to 2/24/2028	92,000	81,498
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR - 1 day + 1.947%) to 8/18/2031	200,000	150,743
Huntington Bancshares, Inc., 6.208% to 8/21/2028, FLR (SOFR - 1 day + 2.02%) to 8/21/2029	83,000	79,787
JPMorgan Chase & Co., 6.07% to 10/22/2026, FLR (SOFR - 1 day + 1.33%) to 10/21/2027	132,000	131,721
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR ((SOFR - 3mo. + 0.26161%) + 1.337%) to 2/01/2028	165,000	153,087
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	295,000	223,509
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	200,000	175,443
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	200,000	150,446
Morgan Stanley, 3.125%, 7/27/2026	82,000	75,862
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	48,000	46,164
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR - 1 day + 1.143%) to 1/22/2031	100,000	80,348
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	155,000	131,235
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	55,000	50,197
NatWest Group PLC, 5.847% to 3/02/2026, FLR (CMT - 1yr. + 1.35%) to 3/02/2027	200,000	196,652
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	263,000	230,648
Royal Bank of Canada, 2.3%, 11/03/2031	138,000	103,905
Royal Bank of Canada, 5%, 2/01/2033	70,000	63,288
Standard Chartered PLC, 6.187%, 7/06/2027 (n)	200,000	198,209
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	200,000	145,279
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/09/2026 (n)	200,000	198,454
Toronto-Dominion Bank, 4.108%, 6/08/2027	57,000	53,439
Toronto-Dominion Bank, 4.693%, 9/15/2027	117,000	111,425
Toronto-Dominion Bank, 2%, 9/10/2031	106,000	78,297
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	200,000	165,343
UBS Group AG, 3.179% to 2/11/2042, FLR (CMT - 1yr. + 1.1%) to 2/11/2043 (n)	200,000	123,849

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	$350,000	$320,786
Wells Fargo & Co., 3.908% to 4/25/2025, FLR (SOFR - 1 day + 1.32%) to 4/25/2026	35,000	33,747
Wells Fargo & Co., 4.54% to 8/15/2025, FLR (SOFR - 1 day + 1.56%) to 8/15/2026	50,000	48,455
Wells Fargo & Co., 5.574% to 7/25/2028, FLR (SOFR - 1 day + 1.74%) to 7/25/2029	99,000	95,464
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	82,000	64,564
		$4,992,582
Medical & Health Technology & Services – 0.7%
Alcon, Inc., 2.75%, 9/23/2026 (n)	$200,000	$183,024
Becton, Dickinson and Co., 2.823%, 5/20/2030	48,000	39,535
Becton, Dickinson and Co., 4.298%, 8/22/2032	60,000	52,700
CVS Health Corp., 5%, 2/20/2026	83,000	81,425
CVS Health Corp., 5.625%, 2/21/2053	104,000	88,132
HCA, Inc., 5.2%, 6/01/2028	69,000	65,696
HCA, Inc., 5.875%, 2/01/2029	27,000	26,158
Marin General Hospital, 7.242%, 8/01/2045	59,000	51,513
Quest Diagnostics, Inc., 6.4%, 11/30/2033	117,000	116,648
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030	167,000	159,299
Thermo Fisher Scientific, Inc., 2%, 10/15/2031	34,000	25,655
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	57,000	36,317
		$926,102
Medical Equipment – 0.0%
Danaher Corp., 2.6%, 10/01/2050	$107,000	$58,884
Metals & Mining – 0.2%
Anglo American Capital PLC, 4.5%, 3/15/2028 (n)	$200,000	$186,465
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	124,000	96,259
		$282,724
Midstream – 0.6%
Columbia Pipelines Holdings Co. LLC, 6.055%, 8/15/2026 (n)	$22,000	$21,968
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)	125,000	114,816
Enbridge, Inc., 5.969%, 3/08/2026	59,000	58,589
Enbridge, Inc., 5.7%, 3/08/2033	54,000	50,492
Energy Transfer LP, 4%, 10/01/2027	52,000	47,877
Energy Transfer LP, 3.75%, 5/15/2030	52,000	44,443
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	142,252	130,465
Plains All American Pipeline LP, 4.65%, 10/15/2025	39,000	37,776

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Plains All American Pipeline LP, 3.55%, 12/15/2029	$126,000	$107,086
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	86,000	79,130
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	58,000	52,025
Targa Resources Corp., 4.95%, 4/15/2052	100,000	72,967
		$817,634
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$60,000	$45,738
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040	160,000	116,287
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	96,000	76,304
		$238,329
Natural Gas - Pipeline – 0.1%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$102,000	$87,790
Other Banks & Diversified Financials – 0.3%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	$200,000	$195,609
M&T Bank Corp., 4.553% to 8/16/2027, FLR (SOFR - 1 day + 1.78%) to 8/16/2028	103,000	93,805
Macquarie Group Ltd., 5.887%, 6/15/2034 (n)	107,000	98,104
Truist Financial Corp., 7.161% to 10/30/2028, FLR (SOFR - 1 day + 2.446%) to 10/29/2029	43,000	43,254
		$430,772
Pharmaceuticals – 0.2%
Merck & Co., Inc., 2.75%, 12/10/2051	$58,000	$32,752
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033	192,000	176,449
Pfizer Investment Enterprises Pte. Ltd., 5.3%, 5/19/2053	30,000	26,245
Pfizer, Inc., 2.55%, 5/28/2040	58,000	36,819
		$272,265
Pollution Control – 0.1%
Waste Management, Inc., 4.625%, 2/15/2033	$198,000	$179,571
Precious Metals & Minerals – 0.1%
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	$114,000	$104,202
Railroad & Shipping – 0.1%
Burlington Northern Santa Fe, LLC, 5.2%, 4/15/2054	$100,000	$86,348
Canadian Pacific Railway Co., 3.1%, 12/02/2051	80,000	46,961
		$133,309

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$109,000	$82,817
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	76,000	55,703
		$138,520
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031	$79,000	$56,865
Extra Space Storage LP, 5.5%, 7/01/2030	114,000	107,830
Lexington Realty Trust Co., 2.7%, 9/15/2030	119,000	90,363
Prologis LP, REIT, 5.125%, 1/15/2034	137,000	125,457
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	45,000	33,093
		$413,608
Real Estate - Retail – 0.1%
NNN REIT, Inc., 5.6%, 10/15/2033	$85,000	$78,347
STORE Capital Corp., REIT, 2.75%, 11/18/2030	133,000	93,364
		$171,711
Retailers – 0.2%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$23,000	$14,694
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	66,000	40,948
Amazon.com, Inc., 3.6%, 4/13/2032	102,000	88,564
AutoZone, Inc., 4.75%, 8/01/2032	76,000	67,485
Home Depot, Inc., 3.9%, 6/15/2047	94,000	67,259
		$278,950
Specialty Chemicals – 0.1%
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)	$56,000	$50,486
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)	30,000	24,874
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	35,000	25,993
		$101,353
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$62,000	$46,788
DICK'S Sporting Goods, 4.1%, 1/15/2052	81,000	47,386
		$94,174
Telecommunications - Wireless – 0.7%
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	$79,000	$76,105
Crown Castle, Inc., REIT, 3.7%, 6/15/2026	251,000	235,926
Rogers Communications, Inc., 3.8%, 3/15/2032	120,000	97,314
Rogers Communications, Inc., 4.5%, 3/15/2042	149,000	110,231
T-Mobile USA, Inc., 3.5%, 4/15/2025	240,000	231,870
T-Mobile USA, Inc., 5.05%, 7/15/2033	104,000	93,983

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
Vodafone Group PLC, 5.625%, 2/10/2053	$197,000	$165,692
		$1,011,121
Tobacco – 0.2%
B.A.T. Capital Corp., 6.343%, 8/02/2030	$96,000	$93,169
Philip Morris International, Inc., 5.625%, 11/17/2029	43,000	42,080
Philip Morris International, Inc., 5.125%, 2/15/2030	100,000	94,206
		$229,455
U.S. Treasury Obligations – 1.5%
U.S. Treasury Bonds, 2.375%, 2/15/2042 (f)	$566,000	$373,737
U.S. Treasury Bonds, 3.875%, 5/15/2043 (f)	849,000	705,068
U.S. Treasury Bonds, 2.875%, 5/15/2052	195,000	130,124
U.S. Treasury Bonds, 4.125%, 8/15/2053	75,000	64,160
U.S. Treasury Notes, 2.625%, 4/15/2025 (f)	484,000	466,361
U.S. Treasury Notes, 5%, 8/31/2025	275,000	274,420
		$2,013,870
Utilities - Electric Power – 1.6%
AEP Transmission Co. LLC, 5.4%, 3/15/2053	$67,000	$58,523
Alabama Power Co., 3.45%, 10/01/2049	177,000	111,329
American Electric Power Co., Inc., 5.699%, 8/15/2025	41,000	40,663
American Electric Power Co., Inc., 5.625%, 3/01/2033	69,000	64,765
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	95,000	73,121
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	25,000	21,052
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053	21,000	15,559
CenterPoint Energy, Inc., 2.65%, 6/01/2031	66,000	51,463
Duke Energy Carolinas LLC, 2.85%, 3/15/2032	231,000	183,479
Enel Finance International N.V., 4.625%, 6/15/2027 (n)	200,000	188,968
Enel Finance International N.V., 2.25%, 7/12/2031 (n)	200,000	146,526
FirstEnergy Corp., 2.65%, 3/01/2030	134,000	108,082
Florida Power & Light Co., 2.85%, 4/01/2025	50,000	48,091
Florida Power & Light Co., 4.45%, 5/15/2026	48,000	46,955
Florida Power & Light Co., 3.95%, 3/01/2048	50,000	35,683
Georgia Power Co., 4.7%, 5/15/2032	162,000	146,666
Georgia Power Co., 5.125%, 5/15/2052	76,000	62,944
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	67,000	51,381
MidAmerican Energy Co., 5.85%, 9/15/2054	102,000	95,513
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	59,000	58,966
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025	54,000	53,746
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	52,000	38,985
Pacific Gas & Electric Co., 6.1%, 1/15/2029	51,000	49,069
Pacific Gas & Electric Co., 2.5%, 2/01/2031	105,000	77,838
Southern California Edison Co., 4.5%, 9/01/2040	50,000	38,813

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Southern California Edison Co., 3.65%, 2/01/2050	$33,000	$20,963
Virginia Electric & Power Co., 2.875%, 7/15/2029	85,000	73,036
WEC Energy Group, Inc., 4.75%, 1/09/2026	163,000	159,030
Xcel Energy, Inc., 4.6%, 6/01/2032	138,000	121,993
		$2,243,202
Total Bonds (Identified Cost, $29,737,952)		$26,074,311
Preferred Stocks – 0.0%
Consumer Products – 0.0%
Henkel AG & Co. KGaA (Identified Cost, $21,939)	340	$24,492

	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a)	CHF 67	11/20/23	1,448	$952
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a)	CAD 11.5	N/A	149	$0
Medical Equipment – 0.0%
OptiNose, Inc. (1 share for 1 warrant, Expiration 11/23/27) (a)	$ 2.57	11/23/27	1,246	$0
Total Warrants (Identified Cost, $13)				$952

Investment Companies (h) – 7.1%
Money Market Funds – 7.1%
MFS Institutional Money Market Portfolio, 5.43% (v) (Identified Cost, $9,852,981)	9,852,516	$9,853,501

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.1%
Market Index Securities – 0.1%
Standard & Poor's 500 Index – December 2024 @ $3,600	Put	Merrill Lynch International	$ 1,258,140	3	$32,340
Standard & Poor's 500 Index – June 2025 @ $3,500	Put	Merrill Lynch International	1,258,140	3	38,220
Standard & Poor's 500 Index – December 2025 @ $3,400	Put	Merrill Lynch International	1,258,140	3	40,200
Total Purchased Options (Premiums Paid, $118,168)					$110,760

Issuer	Shares/Par
Collateral for Securities Loaned – 0.0%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.28% (j) (Identified Cost, $62,650)	62,650	$62,650
Securities Sold Short – (0.0)%
Telecommunications - Wireless – (0.0)%
Crown Castle, Inc., REIT (Proceeds Received, $21,464)	(164)	$(15,249)

Other Assets, Less Liabilities – 1.6%		2,150,383
Net Assets – 100.0%		$138,132,589

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $9,853,501 and $126,143,954, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,463,513, representing 4.7% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand
Derivative Contracts at 10/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	2,450,000	USD	1,554,976	Morgan Stanley Capital Services, Inc.	2/22/2024	$4,803
GBP	110,000	USD	133,789	JPMorgan Chase Bank N.A.	2/22/2024	32
USD	6,313,698	AUD	9,778,423	HSBC Bank	2/22/2024	88,319
USD	178,858	BRL	909,113	Citibank N.A.	2/22/2024	919
USD	591,595	CAD	798,000	HSBC Bank	2/22/2024	15,013
USD	8,908,489	CHF	7,703,619	State Street Bank Corp.	2/22/2024	329,679

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	72,966	DKK	502,000	Morgan Stanley Capital Services, Inc.	2/22/2024	$1,332
USD	858,326	DKK	5,813,287	State Street Bank Corp.	2/22/2024	28,783
USD	10,094,944	EUR	9,214,334	HSBC Bank	2/22/2024	292,400
USD	1,275,933	GBP	1,021,000	Morgan Stanley Capital Services, Inc.	2/22/2024	33,833
USD	1,410,397	HKD	10,997,902	HSBC Bank	2/22/2024	2,264
USD	78,821	IDR	1,212,682,000	Citibank N.A.	2/22/2024	2,545
USD	116,830	ILS	439,381	State Street Bank Corp.	2/22/2024	7,304
USD	82,901	INR	6,929,000	Goldman Sachs International	2/22/2024	12
USD	11,397,646	JPY	1,603,838,584	HSBC Bank	2/22/2024	614,916
USD	518,657	JPY	74,512,000	JPMorgan Chase Bank N.A.	2/22/2024	17,707
USD	368,470	KRW	489,025,800	Citibank N.A.	2/22/2024	3,918
USD	127,354	MXN	2,241,897	State Street Bank Corp.	2/22/2024	5,411
USD	1,338,823	NOK	14,728,000	Deutsche Bank AG	2/22/2024	16,228
USD	92,231	NZD	158,000	Morgan Stanley Capital Services, Inc.	2/22/2024	148
USD	3,302,137	NZD	5,556,841	State Street Bank Corp.	2/22/2024	63,580
USD	401,357	SEK	4,426,000	Morgan Stanley Capital Services, Inc.	2/22/2024	2,772
USD	401,737	SGD	539,841	JPMorgan Chase Bank N.A.	2/22/2024	5,359
USD	91,868	THB	3,204,240	Barclays Bank PLC	2/22/2024	2,284
USD	481,566	TWD	15,091,323	Barclays Bank PLC	2/22/2024	9,619
						$1,549,180
Liability Derivatives
CAD	426,569	USD	312,388	HSBC Bank	2/22/2024	$(4,178)
CHF	264,000	USD	298,534	Morgan Stanley Capital Services, Inc.	2/22/2024	(4,542)
GBP	285,205	USD	363,551	State Street Bank Corp.	2/22/2024	(16,585)
JPY	215,327,000	USD	1,466,314	JPMorgan Chase Bank N.A.	2/22/2024	(18,654)
NOK	1,402,000	USD	131,696	Deutsche Bank AG	2/22/2024	(5,794)
NOK	51,116,893	USD	4,835,074	State Street Bank Corp.	2/22/2024	(244,705)
NZD	1,120,000	USD	662,960	HSBC Bank	2/22/2024	(10,218)
SEK	32,219,068	USD	2,969,222	Barclays Bank PLC	2/22/2024	(67,721)
SEK	8,879,000	USD	813,039	JPMorgan Chase Bank N.A.	2/22/2024	(13,437)
USD	2,689,835	EUR	2,530,000	JPMorgan Chase Bank N.A.	2/22/2024	(1,672)
USD	408,442	INR	34,219,252	Barclays Bank PLC	2/22/2024	(907)
USD	107,777	ZAR	2,078,796	State Street Bank Corp.	2/22/2024	(2,660)
						$(391,073)

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
CAC 40 Index	Long	EUR	3	$219,887	November – 2023	$1,826
DAX Index	Short	EUR	1	394,782	December – 2023	23,397
FTSE 100 Index	Short	GBP	52	4,652,938	December – 2023	123,825
FTSE Taiwan Index	Short	USD	2	110,100	November – 2023	2,014
FTSE/JSE Top 40 Index	Short	ZAR	14	483,153	December – 2023	9,298
KOSPI 200 Index	Short	KRW	47	2,673,638	December – 2023	100,936
Mexbol Index	Long	MXN	98	2,676,532	December – 2023	11,319
MSCI Singapore Index	Short	SGD	206	4,093,584	November – 2023	51,153
NSE IFSC NIFTY 50 Index	Short	USD	62	2,376,212	November – 2023	16,195
Russell 2000 Index	Short	USD	154	12,846,680	December – 2023	1,597,971
S&P 500 E-Mini Index	Short	USD	155	32,644,938	December – 2023	2,082,520
S&P MidCap 400 Index	Short	USD	44	10,450,440	December – 2023	1,012,740
S&P/ASX 200 Index	Short	AUD	42	4,529,732	December – 2023	212,793
						$5,245,987
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	93	$12,693,042	December – 2023	$224,537
Japan Government Bond 10 yr	Short	JPY	2	1,896,751	December – 2023	9,885
Long Gilt 10 yr	Short	GBP	3	339,694	December – 2023	8,158
U.S. Treasury Note 10 yr	Long	USD	86	9,130,781	December – 2023	37,897
U.S. Treasury Ultra Note 10 yr	Short	USD	12	1,305,937	December – 2023	54,980
						$335,457
						$5,581,444
Liability Derivatives
Equity Futures
BIST 30 Index	Long	TRY	1,031	$3,036,448	December – 2023	$(39,597)
FTSE MIB Index	Long	EUR	18	2,644,830	December – 2023	(70,377)
Hang Seng Index	Short	HKD	2	218,989	November – 2023	(1,527)
IBEX 35 Index	Long	EUR	41	3,933,018	November – 2023	(60,766)
Mini Ibovespa	Long	BRL	924	4,200,505	December – 2023	(80,980)
OMX 30 Index	Long	SEK	165	3,084,805	November – 2023	(104,088)
S&P/TSX 60 Index	Long	CAD	5	818,461	December – 2023	(18,188)
Topix Index	Long	JPY	4	598,935	December – 2023	(30,947)
						$(406,470)
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	161	$11,055,068	December – 2023	$(606,781)
Canadian Treasury Bond 10 yr	Short	CAD	130	10,774,040	December – 2023	(97,754)
U.S. Treasury Bond 30 yr	Long	USD	2	218,875	December – 2023	(9,914)
U.S. Treasury Note 2 yr	Long	USD	8	1,619,375	December – 2023	(6,466)
U.S. Treasury Note 5 yr	Long	USD	3	313,430	December – 2023	(1,088)

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Ultra Bond 30 yr	Long	USD	1	$112,562	December – 2023	$(14,981)
						$(736,984)
						$(1,143,454)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
12/20/33	USD	10,700,000	centrally cleared	SOFR - 1 day/Annually	3.987%/Annually	$460,156	$(8,080)	$452,076
12/20/53	USD	4,700,000	centrally cleared	SOFR - 1 day/Annually	3.716%/Annually	489,892	(16,234)	473,658
						$950,048	$(24,314)	$925,734
Liability Derivatives
Interest Rate Swaps
12/20/25	USD	47,300,000	centrally cleared	4.756%/Annually	SOFR - 1 day/Annually	$(84,615)	$(2,644)	$(87,259)
12/20/28	USD	20,000,000	centrally cleared	4.148%/Annually	SOFR - 1 day/Annually	(316,199)	4,139	(312,060)
						$(400,814)	$1,495	$(399,319)
At October 31, 2023, the fund had cash collateral of $1,844,454 and other liquid securities with an aggregate value of $14,354,826 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $100,888 of securities on loan (identified cost, $106,114,590)	$126,143,954
Investments in affiliated issuers, at value (identified cost, $9,852,981)	9,853,501
Cash	2,407
Deposits with brokers for
Futures contracts	1,817,276
Securities sold short	27,178
Receivables for
Net daily variation margin on open cleared swap agreements	551
Forward foreign currency exchange contracts	1,549,180
Investments sold	754,926
Fund shares sold	239,631
Interest and dividends	485,771
Receivable from investment adviser	30,938
Other assets	16
Total assets	$140,905,329
Liabilities
Payable to custodian	$85
Payables for
Securities sold short, at value (proceeds received, $21,464)	15,249
Forward foreign currency exchange contracts	391,073
Net daily variation margin on open futures contracts	360,126
Investments purchased	1,516,704
When-issued investments purchased	145,032
Fund shares reacquired	27,420
Collateral for securities loaned, at value (c)	62,650
Payable to affiliates
Administrative services fee	164
Shareholder servicing costs	39,065
Distribution and service fees	523
Payable for independent Trustees' compensation	6
Deferred foreign capital gains tax expense payable	566
Accrued expenses and other liabilities	214,077
Total liabilities	$2,772,740
Net assets	$138,132,589

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$151,519,518
Total distributable earnings (loss)	(13,386,929)
Net assets	$138,132,589
Shares of beneficial interest outstanding	11,854,423

(c)	Non-cash collateral is not included.

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$25,608,437	2,211,935	$11.58
Class B	892,595	79,896	11.17
Class C	1,761,218	157,117	11.21
Class I	80,226,266	6,875,389	11.67
Class R1	125,377	11,350	11.05
Class R2	406,440	35,521	11.44
Class R3	930,988	80,152	11.62
Class R4	145,197	12,419	11.69
Class R6	28,036,071	2,390,644	11.73

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.29 [100 / 94.25 x $11.58]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,988,166
Interest	1,141,045
Dividends from affiliated issuers	337,941
Other	104,209
Income on securities loaned	1,775
Foreign taxes withheld	(85,036)
Total investment income	$3,488,100
Expenses
Management fee	$1,167,009
Distribution and service fees	109,874
Shareholder servicing costs	132,945
Administrative services fee	31,437
Independent Trustees' compensation	4,570
Custodian fee	112,251
Shareholder communications	19,743
Audit and tax fees	107,034
Legal fees	770
Dividend and interest expense on securities sold short	1,478
Interest expense and fees	100,314
Registration fees	130,865
Miscellaneous	88,748
Total expenses	$2,007,038
Fees paid indirectly	(7,035)
Reduction of expenses by investment adviser and distributor	(289,558)
Net expenses	$1,710,445
Net investment income (loss)	$1,777,655

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $5,439 foreign capital gains tax)	$5,853,461
Affiliated issuers	(1,061)
Written options	6,800
Futures contracts	(589,196)
Swap agreements	(1,715,171)
Forward foreign currency exchange contracts	(1,787,964)
Foreign currency	(242,751)
Net realized gain (loss)	$1,524,118
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,823 decrease in deferred foreign capital gains tax)	$3,619,083
Affiliated issuers	382
Futures contracts	2,710,566
Swap agreements	1,384,257
Securities sold short	6,606
Forward foreign currency exchange contracts	(435,665)
Translation of assets and liabilities in foreign currencies	(61,668)
Net unrealized gain (loss)	$7,223,561
Net realized and unrealized gain (loss)	$8,747,679
Change in net assets from operations	$10,525,334
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/23	10/31/22
Change in net assets
From operations
Net investment income (loss)	$1,777,655	$1,260,576
Net realized gain (loss)	1,524,118	18,183,265
Net unrealized gain (loss)	7,223,561	(33,598,831)
Change in net assets from operations	$10,525,334	$(14,154,990)
Total distributions to shareholders	$(860,466)	$(1,041,120)
Change in net assets from fund share transactions	$(26,414,259)	$(20,315,708)
Total change in net assets	$(16,749,391)	$(35,511,818)
Net assets
At beginning of period	154,881,980	190,393,798
At end of period	$138,132,589	$154,881,980
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.86	$11.82	$10.99	$10.80	$10.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.05	$0.07	$0.10
Net realized and unrealized gain (loss)	0.64	(0.98)	0.83	0.22	0.71
Total from investment operations	$0.76	$(0.92)	$0.88	$0.29	$0.81
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.05)	$(0.10)	$(0.08)
Net asset value, end of period (x)	$11.58	$10.86	$11.82	$10.99	$10.80
Total return (%) (r)(s)(t)(x)	6.99	(7.79)	7.98	2.68	8.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.46	1.43	1.47	1.46
Expenses after expense reductions (f)	1.37	1.30	1.30	1.32	1.33
Net investment income (loss)	1.03	0.53	0.40	0.65	1.01
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$25,608	$25,783	$31,120	$29,453	$33,287
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.30	1.30	1.30	1.29
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.53	$11.49	$10.73	$10.54	$9.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.03)	$(0.04)	$(0.01)	$0.03
Net realized and unrealized gain (loss)	0.61	(0.93)	0.80	0.21	0.69
Total from investment operations	$0.64	$(0.96)	$0.76	$0.20	$0.72
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$(0.00)(w)
Net asset value, end of period (x)	$11.17	$10.53	$11.49	$10.73	$10.54
Total return (%) (r)(s)(t)(x)	6.08	(8.36)	7.08	1.92	7.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.31	2.21	2.18	2.22	2.21
Expenses after expense reductions (f)	2.12	2.05	2.05	2.08	2.08
Net investment income (loss)	0.28	(0.24)	(0.36)	(0.09)	0.26
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$893	$1,693	$3,129	$4,035	$4,542
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.05	2.05	2.04
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.56	$11.53	$10.77	$10.57	$9.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.03)	$(0.04)	$(0.01)	$0.03
Net realized and unrealized gain (loss)	0.62	(0.94)	0.80	0.21	0.69
Total from investment operations	$0.65	$(0.97)	$0.76	$0.20	$0.72
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00)(w)	$—
Net asset value, end of period (x)	$11.21	$10.56	$11.53	$10.77	$10.57
Total return (%) (r)(s)(t)(x)	6.16	(8.41)	7.06	1.91	7.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.31	2.21	2.18	2.22	2.22
Expenses after expense reductions (f)	2.12	2.05	2.05	2.08	2.08
Net investment income (loss)	0.27	(0.24)	(0.36)	(0.08)	0.26
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$1,761	$3,725	$5,966	$8,396	$10,083
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.05	2.05	2.04
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.95	$11.91	$11.08	$10.89	$10.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.09	$0.08	$0.10	$0.13
Net realized and unrealized gain (loss)	0.64	(0.98)	0.82	0.22	0.72
Total from investment operations	$0.79	$(0.89)	$0.90	$0.32	$0.85
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.07)	$(0.13)	$(0.11)
Net asset value, end of period (x)	$11.67	$10.95	$11.91	$11.08	$10.89
Total return (%) (r)(s)(t)(x)	7.21	(7.51)	8.19	2.91	8.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.21	1.18	1.22	1.21
Expenses after expense reductions (f)	1.12	1.05	1.05	1.07	1.08
Net investment income (loss)	1.27	0.79	0.66	0.90	1.25
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$80,226	$94,555	$112,743	$108,871	$127,572
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.05	1.05	1.05	1.04
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.41	$11.36	$10.61	$10.43	$9.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.02)	$(0.04)	$(0.01)	$0.03
Net realized and unrealized gain (loss)	0.61	(0.93)	0.79	0.22	0.68
Total from investment operations	$0.64	$(0.95)	$0.75	$0.21	$0.71
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.03)	$—
Net asset value, end of period (x)	$11.05	$10.41	$11.36	$10.61	$10.43
Total return (%) (r)(s)(t)(x)	6.15	(8.36)	7.07	1.97	7.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.32	2.21	2.18	2.22	2.21
Expenses after expense reductions (f)	2.12	2.05	2.05	2.07	2.08
Net investment income (loss)	0.29	(0.21)	(0.35)	(0.09)	0.26
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$125	$111	$122	$113	$210
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.05	2.05	2.04
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.73	$11.69	$10.86	$10.67	$9.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.03	$0.02	$0.04	$0.08
Net realized and unrealized gain (loss)	0.63	(0.97)	0.81	0.22	0.69
Total from investment operations	$0.72	$(0.94)	$0.83	$0.26	$0.77
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)	$—	$(0.07)	$(0.01)
Net asset value, end of period (x)	$11.44	$10.73	$11.69	$10.86	$10.67
Total return (%) (r)(s)(t)(x)	6.69	(8.02)	7.64	2.43	7.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.71	1.68	1.72	1.71
Expenses after expense reductions (f)	1.62	1.55	1.55	1.58	1.58
Net investment income (loss)	0.79	0.28	0.13	0.41	0.75
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$406	$499	$611	$498	$791
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.55	1.55	1.55	1.55	1.54
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.88	$11.83	$11.00	$10.81	$10.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.05	$0.07	$0.10
Net realized and unrealized gain (loss)	0.64	(0.97)	0.82	0.22	0.71
Total from investment operations	$0.76	$(0.91)	$0.87	$0.29	$0.81
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)	$(0.04)	$(0.10)	$(0.09)
Net asset value, end of period (x)	$11.62	$10.88	$11.83	$11.00	$10.81
Total return (%) (r)(s)(t)(x)	6.98	(7.71)	7.92	2.70	8.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.46	1.43	1.47	1.46
Expenses after expense reductions (f)	1.37	1.30	1.30	1.32	1.33
Net investment income (loss)	1.03	0.54	0.40	0.69	1.00
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$931	$854	$1,593	$1,432	$1,101
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.30	1.30	1.30	1.29
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$10.98	$11.94	$11.11	$10.91	$10.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.11	$0.07	$0.09	$0.13
Net realized and unrealized gain (loss)	0.65	(1.00)	0.84	0.23	0.71
Total from investment operations	$0.78	$(0.89)	$0.91	$0.32	$0.84
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.08)	$(0.12)	$(0.11)
Net asset value, end of period (x)	$11.69	$10.98	$11.94	$11.11	$10.91
Total return (%) (r)(s)(t)(x)	7.16	(7.49)	8.20	2.98	8.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.24	1.18	1.23	1.22
Expenses after expense reductions (f)	1.12	1.05	1.05	1.08	1.08
Net investment income (loss)	1.17	0.94	0.64	0.81	1.27
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$145	$554	$57	$58	$51
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.05	1.05	1.05	1.04
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$11.01	$11.97	$11.13	$10.94	$10.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.10	$0.08	$0.11	$0.14
Net realized and unrealized gain (loss)	0.64	(0.98)	0.84	0.21	0.72
Total from investment operations	$0.80	$(0.88)	$0.92	$0.32	$0.86
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.08)	$(0.13)	$(0.12)
Net asset value, end of period (x)	$11.73	$11.01	$11.97	$11.13	$10.94
Total return (%) (r)(s)(t)(x)	7.28	(7.38)	8.35	2.97	8.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.11	1.08	1.13	1.14
Expenses after expense reductions (f)	1.03	0.95	0.95	0.99	1.01
Net investment income (loss)	1.38	0.87	0.71	1.04	1.32
Portfolio turnover	44	58	44	57	58
Net assets at end of period (000 omitted)	$28,036	$27,108	$35,052	$20,383	$5,410
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.96	0.95	0.95	0.96	0.97

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets

Notes to Financial Statements  - continued
and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$67,858,710	$38,220	$—	$67,896,930
Japan	53,186	5,273,941	—	5,327,127
France	425,974	4,592,815	—	5,018,789
Switzerland	910,577	2,873,985	—	3,784,562
United Kingdom	1,362,888	2,313,233	—	3,676,121
Canada	2,808,625	—	—	2,808,625
Germany	1,370,910	1,156,163	—	2,527,073
Spain	163,432	758,066	—	921,498
Australia	428,276	449,117	—	877,393
Other Countries	3,193,953	3,974,922	—	7,168,875
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	2,013,870	—	2,013,870
Non - U.S. Sovereign Debt	—	704,694	—	704,694
Municipal Bonds	—	238,329	—	238,329
U.S. Corporate Bonds	—	15,450,211	—	15,450,211
Commercial Mortgage-Backed Securities	—	371,738	—	371,738
Asset-Backed Securities (including CDOs)	—	556,064	—	556,064
Foreign Bonds	—	6,739,405	—	6,739,405
Mutual Funds	9,916,151	—	—	9,916,151
Total	$88,492,682	$47,504,773	$—	$135,997,455
Securities Sold Short	$(15,249)	$—	$—	$(15,249)
Other Financial Instruments
Futures Contracts – Assets	$5,058,216	$523,228	$—	$5,581,444
Futures Contracts – Liabilities	(836,152)	(307,302)	—	(1,143,454)
Forward Foreign Currency Exchange Contracts – Assets	—	1,549,180	—	1,549,180
Forward Foreign Currency Exchange Contracts – Liabilities	—	(391,073)	—	(391,073)
Swap Agreements – Assets	—	925,734	—	925,734
Swap Agreements – Liabilities	—	(399,319)	—	(399,319)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets, asset classes, and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets, asset classes, or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Option Contracts	$110,760	$—
Equity	Futures Contracts	5,245,987	(406,470)
Interest Rate	Futures Contracts	335,457	(736,984)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,549,180	(391,073)
Interest Rate	Cleared Swap Agreements	925,734	(399,319)
Total		$8,167,118	$(1,933,846)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$1,881,131	$(1,715,171)	$—	$—	$—
Foreign Exchange	—	—	(1,787,964)	—	—
Equity	(2,470,327)	—	—	(29,633)	—
Credit	—	—	—	(16,592)	6,800
Total	$(589,196)	$(1,715,171)	$(1,787,964)	$(46,225)	$6,800
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(1,174,408)	$1,384,257	$—	$—
Foreign Exchange	—	—	(435,665)	—
Equity	3,884,974	—	—	(7,408)
Total	$2,710,566	$1,384,257	$(435,665)	$(7,408)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party

Notes to Financial Statements  - continued
to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2023:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(360,126)
Cleared Swap Agreements (a)	551	—
Forward Foreign Currency Exchange Contracts	1,549,180	(391,073)
Purchased Options (a)	110,760	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,660,491	$(751,199)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	1,558,980	(638,472)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$101,511	$(112,727)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities.The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2023:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$11,903	$(11,903)	$—	$—	$—
Citibank N.A.	7,382	—	—	—	7,382
Deutsche Bank AG	16,228	(5,794)	—	—	10,434
Goldman Sachs International	12	—	—	—	12
JPMorgan Chase Bank N.A.	23,098	(23,098)	—	—	—
Morgan Stanley Capital Services, Inc.	42,888	(4,542)	—	—	38,346
Total	$101,511	$(45,337)	$—	$—	$56,174
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2023:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(68,628)	$11,903	$—	$—	$(56,725)
Deutsche Bank AG	(5,794)	5,794	—	—	—
JPMorgan Chase Bank N.A.	(33,763)	23,098	—	—	(10,665)
Morgan Stanley Capital Services, Inc.	(4,542)	4,542	—	—	—
Total	$(112,727)	$45,337	$—	$—	$(67,390)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Notes to Financial Statements  - continued
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase.  At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations.  Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement

Notes to Financial Statements  - continued
between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date

Notes to Financial Statements  - continued
of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2023, this expense amounted to $1,478.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $100,888. The fair value of the fund's investment securities on loan and a related liability of $62,650 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $47,319 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements  - continued
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis.  In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/23	Year ended 10/31/22
Ordinary income (including any short-term capital gains)	$860,466	$1,041,120
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/23
Cost of investments	$125,226,546
Gross appreciation	26,211,188
Gross depreciation	(9,333,016)
Net unrealized appreciation (depreciation)	$16,878,172
Undistributed ordinary income	1,594,174
Capital loss carryforwards	(31,818,744)
Other temporary differences	(40,531)
Total distributable earnings (loss)	$(13,386,929)
As of October 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(31,818,744)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/23	Year ended 10/31/22
Class A	$88,454	$111,071
Class I	574,115	680,285
Class R2	353	1,289
Class R3	1,371	5,416
Class R4	3,708	335
Class R6	192,465	242,724
Total	$860,466	$1,041,120
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $18,723, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this reduction amounted to $270,834, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,368 for the year ended October 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 63,689
Class B	0.75%	0.25%	1.00%	1.00%	14,028
Class C	0.75%	0.25%	1.00%	1.00%	26,298
Class R1	0.75%	0.25%	1.00%	1.00%	1,153
Class R2	0.25%	0.25%	0.50%	0.50%	2,507
Class R3	—	0.25%	0.25%	0.25%	2,199
Total Distribution and Service Fees					$109,874
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2023, this rebate amounted to $1 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2023, were as follows:
Amount
Class A	$200
Class B	62
Class C	2,155

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2023, the fee was $10,795, which equated to 0.0074% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $122,150.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.0215% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended October 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $12,899 and $32,815, respectively. The sales transactions resulted in net realized gains (losses) of $(3,817).
(4) Portfolio Securities
For the year ended October 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase, short sales, and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$3,181,432	$2,697,823
Non-U.S. Government securities	57,558,038	90,758,420

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	361,017	$4,149,666	487,164	$5,469,700
Class B	4,765	53,046	4,910	52,271
Class C	8,467	94,091	82,132	893,191
Class I	1,603,020	18,417,631	3,229,994	36,790,220
Class R1	874	9,652	74	799
Class R2	1,062	11,986	2,175	24,473
Class R3	14,584	167,842	10,878	123,059
Class R4	—	—	45,731	513,847
Class R6	250,792	2,881,122	322,341	3,658,267
	2,244,581	$25,785,036	4,185,399	$47,525,827
Shares issued to shareholders in reinvestment of distributions
Class A	7,202	$80,587	8,813	$103,460
Class I	50,120	563,855	54,315	640,921
Class R2	32	353	111	1,289
Class R3	122	1,371	461	5,416
Class R4	329	3,708	28	335
Class R6	4,492	50,765	6,838	81,098
	62,297	$700,639	70,566	$832,519
Shares reacquired
Class A	(529,726)	$(6,048,932)	(756,255)	$(8,520,202)
Class B	(85,708)	(952,503)	(116,274)	(1,270,721)
Class C	(204,027)	(2,256,028)	(246,717)	(2,698,221)
Class I	(3,413,322)	(39,145,372)	(4,115,685)	(46,348,001)
Class R1	(236)	(2,520)	(102)	(1,067)
Class R2	(12,087)	(137,597)	(8,052)	(88,706)
Class R3	(13,028)	(147,299)	(67,539)	(751,038)
Class R4	(38,403)	(436,805)	—	—
Class R6	(327,775)	(3,772,878)	(794,374)	(8,996,098)
	(4,624,312)	$(52,899,934)	(6,104,998)	$(68,674,054)

Notes to Financial Statements  - continued
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(161,507)	$(1,818,679)	(260,278)	$(2,947,042)
Class B	(80,943)	(899,457)	(111,364)	(1,218,450)
Class C	(195,560)	(2,161,937)	(164,585)	(1,805,030)
Class I	(1,760,182)	(20,163,886)	(831,376)	(8,916,860)
Class R1	638	7,132	(28)	(268)
Class R2	(10,993)	(125,258)	(5,766)	(62,944)
Class R3	1,678	21,914	(56,200)	(622,563)
Class R4	(38,074)	(433,097)	45,759	514,182
Class R6	(72,491)	(840,991)	(465,195)	(5,256,733)
	(2,317,434)	$(26,414,259)	(1,849,033)	$(20,315,708)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective September 29, 2023, purchases of Class R1 and Class R2 shares were closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2023, the fund’s commitment fee and interest expense were $777 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,390,993	$129,909,954	$121,446,767	$(1,061)	$382	$9,853,501

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$337,941	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty

Notes to Financial Statements  - continued
regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Alternative Strategy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Benjamin Nastou Natalie Shapiro Erich Shigley

Board Review of Investment Advisory Agreement
MFS Global Alternative Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities

Board Review of Investment Advisory Agreement - continued
lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Federal Tax Information (unaudited) - continued
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to each series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2023 and 2022, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Commodity Strategy Fund	79,247	73,302
MFS Global Alternative Strategy Fund	80,184	74,168
Total	159,431	147,470

For the fiscal years ended October 31, 2023 and 2022, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Commodity Strategy Fund	0	0	0	400	0	0

To MFS Global Alternative	0	0	0	400	0	0
Strategy Fund
Total fees billed by Deloitte	0	0	0	800	0	0
To above Funds

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related Entities of
MFS Commodity Strategy Fund*	0	0	0	0	0	3,790
To MFS and MFS Related Entities
of MFS Global Alternative	0	0	0	0	0	3,790
Strategy Fund*

Fees Billed by Deloitte:		Aggregate Fees for Non-audit Services
			2023		2022
To MFS Commodity Strategy Fund, MFS and
MFS Related Entities #			0		4,190
To MFS Global Alternative Strategy Fund,
MFS and MFS Related Entities #			0		4,190

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities. `

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: December 14, 2023

* Print name and title of each signing officer under his or her signature.